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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the registrant /x/
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Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Under Rule 14a-12
REMEC, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
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April 20, 2001

To Our Shareholders:

    You are cordially invited to attend the 2001 Annual Meeting of Shareholders of REMEC, Inc. ("REMEC") to be held at REMEC's offices located at 9404 Chesapeake Drive, San Diego, California, on Monday, June 11, 2001 at 4:00 p.m., Pacific Daylight Savings time. Enclosed are a notice to shareholders, a proxy statement describing the business to be transacted at the meeting, and a proxy card for use in voting at the meeting.

    At the Annual Meeting, you will be asked to (i) approve an amendment to the Bylaws of REMEC, (ii) elect the directors of REMEC, (iii) approve the reincorporation of REMEC from California into Delaware, (iv) approve REMEC's 2001 Equity Incentive Plan and (v) act on such other business as may properly come before the meeting or any adjournment thereof.

    It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

    We look forward to seeing you at the meeting.

                      Sincerely,

                      Ronald E. Ragland
                       Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND DESIRE TO WITHDRAW YOUR PROXY, YOU MAY VOTE IN PERSON AND YOUR PROXY WILL BE WITHDRAWN.

9404 Chesapeake Drive—San Diego, CA 92123—Tel 858-560-1301—Fax 858-560-0291

REMEC, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 11, 2001

TO THE SHAREHOLDERS OF REMEC, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of REMEC, Inc. will be held on Monday, June 11, 2001 at 4:00 p.m., Pacific Daylight Savings time, at REMEC's principal executive offices located at 9404 Chesapeake Drive, San Diego, California, for the following purposes:

  1.
  To approve an amendment to the Bylaws of REMEC to provide that the authorized number of directors shall not be less than six nor more than nine.

  2.
  To elect directors to serve for the ensuing year and until their successors are elected.

  3.
  To approve a change in the state of incorporation of REMEC from California to Delaware.

  4.
  To approve REMEC's 2001 Equity Incentive Plan.

  5.
  To transact such other business as may properly come before the meeting or any adjournments thereof.

    The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

    Only shareholders of record at the close of business on April 20, 2001 are entitled to notice of and to vote at the meeting and any adjournments thereof.

    All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

                      FOR THE BOARD OF DIRECTORS

                      Ronald E. Ragland,
                       Chairman and Chief Executive Officer

San Diego, California
April 20, 2001

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

REMEC, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

    The enclosed proxy is solicited on behalf of the board of directors of REMEC, Inc. (the "Board") for use at REMEC's Annual Meeting of Shareholders (the "Annual Meeting") to be held Monday, June 11, 2001 at 4:00 p.m., Pacific Daylight Savings time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at REMEC's principal executive offices located at 9404 Chesapeake Drive, San Diego, California 92123. The telephone number at that address is (858) 560-1301.

    These proxy solicitation materials were mailed on or about May 9, 2001 to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

    Shareholders of record at the close of business on April 20, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 44,696,400 shares of REMEC's Common Stock were issued, outstanding and entitled to vote at the Annual Meeting.

Revocability of Proxies

    Any proxy given in accordance with this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of REMEC a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

    Every shareholder voting for the election of directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters each share is entitled to one vote on each proposal or item that comes before the Annual Meeting.

    Solicitation of proxies may be made by directors, officers and other employees of REMEC by personal interview, telephone, facsimile or other method. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the shareholders, will be borne by REMEC. REMEC may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.

Quorum, Abstentions, and Broker Non-Votes

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Abstentions are included in the determination of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. If shares are held in "street name" through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to certain matters to be acted upon. If the broker or nominee is not given specific instructions, shares held in the name of such broker or nominee may not be voted on those matters and will not be considered as present and entitled to vote with respect to those matters. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

PROPOSAL ONE

AMENDMENT TO THE BYLAWS

Approval Of Amendment To The Bylaws of REMEC

    In March 2001, the Board unanimously approved, subject to shareholder approval, an amendment to the Bylaws of REMEC to provide that the authorized number of directors of REMEC shall not be less than a minimum of six nor more than a maximum of nine. If this Proposal 1 receives shareholder approval, the Board has determined that the exact number of directors shall be initially set at six. The Bylaws of REMEC currently provide that the authorized number of directors shall be no less than a minimum of seven nor more than a maximum of eleven, with the exact number currently set by the Board at nine. A copy of the proposed amendment to the Bylaws of REMEC is attached hereto as Appendix A. The Board believes the changes to be in the best interests of REMEC and its shareholders. The changes represent a refinement in REMEC's director independence policy and the Board's commitment to provide a sound and responsive corporate structure. Shareholders are requested in this Proposal 1 to approve the amendment to the Bylaws of REMEC as described above.

Required Vote

    Shareholders are requested in this Proposal 1 to approve the amendment to the Bylaws of REMEC. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve this Proposal 1. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THE SHAREHOLDERS VOTE FOR PROPOSAL 1

PROPOSAL TWO

ELECTION OF DIRECTORS

Nominees

    In the event that the shareholders approve Proposal 1, the Bylaws of REMEC will provide for the Board to consist of at least six but not more than nine directors, with the Board size set by the Board at six as of the date of the Annual Meeting. In the event the shareholders do not approve Proposal 1, the Bylaws of REMEC will provide for the Board to consist of at least seven but not more than eleven directors, with the Board size set by the Board at seven as of the date of the Annual Meeting. Six directors are to be elected at the Annual Meeting. In the event the shareholders do not approve Proposal 1, one vacancy will be created that the Board intends to fill when an appropriate successor can be found.

    Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below. All of the nominees named below are presently directors of REMEC. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees herein. It is not expected that any nominee will be unable or will decline to serve as a director.

    The names of and certain other information regarding the nominees are set forth in the table below.

Name	Age	Position with REMEC	Director Since
Ronald E. Ragland(3)	59	Chairman of the Board and Chief Executive Officer	1983
Thomas A. Corcoran(2)	56	Director	1996
Mark D. Dankberg(1)	45	Director	1999
William H. Gibbs(2)	57	Director	1996
Andre R. Horn(1)	72	Director	1988
Jeffrey M. Nash(1)(2)(3)	53	Director	1988

(1)
Current member of the Audit Committee.

(2)
Current member of the Compensation Committee.

(3)
Current member of the Nominating Committee.

    There is no family relationship between any of the directors or executive officers of REMEC.

    Mr. Ragland was a founder of REMEC and has served as our Chairman of the Board and Chief Executive Officer since January 1983. Prior to founding REMEC, he was General Manager of KW Engineering and held program management positions with Ford Aerospace Communications Corp., E-Systems, Inc. and United Telecommunications, Inc. Mr. Ragland was a Captain in the United States Army and holds a B.S.E.E. degree from Missouri University at Rolla and an M.S.E.E. degree from St. Louis University.

    Mr. Corcoran was elected a director of REMEC in May 1996. Until December 2000, Mr. Corcoran was the Chairman, President and Chief Executive Officer of Allegheny Technologies Incorporated. Prior to that, Mr. Corcoran was a Vice President and the President and Chief Operating Officer of the Space and Strategic Missiles sector of Lockheed Martin Corporation from October 1998 to September 1999. From March 1995 to September 1998, he was the President and Chief Operating Officer of the Electronics sector of Lockheed Martin. From 1993 to 1995 Mr. Corcoran was President of the Electronics Group of Martin Marietta Corporation, and from 1983 to 1993 he held various management positions with the Aerospace segment of General Electric Company. Mr. Corcoran is a director of L-3 Communications Holdings, Inc. Mr. Corcoran is a member of the Board of Trustees of Worcester Polytechnic Institute, the Board of Trustees of Stevens Institute of Technology and the Board of Governors of the Electronic Industries Association.

    Mr. Dankberg joined REMEC as a director in September 1999. Mr. Dankberg was a founder of, and has served as Chairman of the Board, President and Chief Executive Officer of ViaSat, Inc. since its inception in May 1986. Mr. Dankberg also serves as a director of Connected Systems, a privately held company that develops and manufacturers digital voice messaging systems. Prior to founding ViaSat, he was Assistant Vice President of M/A-COM Linkabit, a manufacturer of satellite telecommunications equipment, from 1979 to 1986 and Communications Engineer for Rockwell International from 1977 to 1979. Mr. Dankberg holds B.S.E.E. and M.E.E. degrees from Rice University.

    Mr. Gibbs was elected a director of REMEC in May 1996. Mr. Gibbs was the President and Chief Executive Officer of DH Technology, Inc. from November 1985 to January 1998 and was Chairman of the Board of DH Technology, Inc. from March 1987 through October 1997. From August 1983 to November 1985, he held various positions, including those of President and Chief Operating Officer, with Computer and Communications Technology, a supplier of rigid disc magnetic recording heads to the peripheral equipment segment of the computer industry. Mr. Gibbs is a director of Axihom Transaction Solutions, Inc. and Fargo Electronic, Inc.

    Mr. Horn has been a director of REMEC since 1988. Mr. Horn is the retired Chairman of the Board of Joy Manufacturing Company. From 1985 to 1991, Mr. Horn served as the Chairman of the Board of Needham & Company, Inc. He currently holds the honorary position of Chairman Emeritus of Needham & Company, Inc. Mr. Horn is a director of Western Digital Corporation, a computer equipment manufacturer, and Varco International, Inc., a manufacturer of petroleum industry equipment.

    Dr. Nash has been a director of REMEC since 1988. From 1995 to 1998, he was the President, Chief Executive Officer and a Director of TransTech Information Management Systems, Inc. Since 1994, Dr. Nash has been Chairman, Chief Executive Officer and President of Digital Perceptions, Inc. From 1989 to 1994, he was the Chief Executive Officer and President of Visqus as well as Conner Technology, Inc., both subsidiaries of Conner Peripherals, Inc. Dr. Nash is currently a director of ViaSat, Inc., a manufacturer of satellite communication equipment, and several private companies, including Prisa Networks, Orincon Corporation and Jaycor, Inc.

Board Meetings and Committees

    The Board held a total of thirteen meetings during the fiscal year ended January 31, 2001. Each Director attended at least 75% of the total aggregate number of meetings of the Board and meetings held by all committees of the Board on which he served. REMEC has a standing Audit Committee, Compensation Committee and Nominating Committee.

    The current members of REMEC's Audit Committee are Mr. Dankberg, Mr. Horn and Dr. Nash. The principal functions of the Audit Committee are to recommend engagement of REMEC's independent auditors, to consult with REMEC's auditors concerning the scope of the audit and to review with them the results of their examination, to review and approve any material accounting policy changes affecting REMEC's operating results and to review REMEC's financial control procedures and personnel. The Audit Committee held three meetings during the fiscal year ended January 31, 2001.

    The current members of the Compensation Committee are Mr. Corcoran, Mr. Gibbs and Dr. Nash. The Compensation Committee determines compensation and benefits for REMEC's executive officers and administers REMEC's equity incentive plans. The Compensation Committee held four meetings during the fiscal year ended January 31, 2001.

    The members of the Nominating Committee currently are Mr. Ragland and Dr. Nash. The Nominating Committee reviews potential candidates for service on the Board. The Nominating Committee did not hold any meetings during the fiscal year ended January 31, 2001. All the nominees up for election as directors presently are directors of REMEC and were nominated for re-election by the Board. Any shareholder who wishes to recommend a prospective board nominee for the committee to consider can write to Donald J. Wilkins, Secretary, Nominating Committee, REMEC, Inc., 9404 Chesapeake Drive, San Diego, California 92123.

Compensation of Directors

    Effective June 11, 2001, REMEC's outside directors receive an annual retainer fee of $7,200 for serving on the Board, a fee of $2,000 for each Board meeting attended and a fee of $600 for participation in a telephonic Board meeting. Outside directors also receive a fee of $600 ($900 for the committee chairman) for each committee meeting attended. Outside directors are reimbursed for their reasonable travel expenses in attending Board and committee meetings. Also, under REMEC's 1996 Nonemployee Director Stock Option Plan, each outside director receives (i) a one-time grant of an option to purchase 25,000 shares of REMEC's Common Stock upon the election of such person for the first time to serve as a director and (ii) an annual grant of an option to purchase 9,000 shares of Common Stock each year in which the director continues to serve on the Board.

Management

Security Ownership of Certain Beneficial Owners and Management

    The following sets forth certain information regarding beneficial ownership of REMEC Common Stock as of March 30, 2001 (i) by each person who is known by REMEC to own beneficially more than 5% of the REMEC Common Stock, (ii) by each of REMEC's directors, (iii) by the Chief Executive Officer and the four other most highly paid executive officers of REMEC at fiscal year end (the "Named Executive Officers") and (iv) by all directors and executive officers as a group.

Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(1)(2)
Wellington Management Company, LLP(3)	4,092,250	9.2%
Capital Guardian Trust Company(4)	3,239,450	7.3%
Munder Capital Management(5)	3,124,900	7.0%
Ronald E. Ragland(6)	1,425,767	3.2%
Errol Ekaireb(7)	223,030	*
Jack A. Giles(8)	295,582	*
Jon E. Opalski(9)	180,377	*
Nicholas J.S. Randall(10)	701,242	1.6%
Thomas A. Corcoran(11)	69,963	*
Mark D. Dankberg(12)	14,662	*
William H. Gibbs(13)	46,295	*
Andre R. Horn(14)	46,211	*
Jeffrey M. Nash(15)	72,527	*
All directors and executive officers as a group (15 persons) (16)	3,985,802	8.8%

*
Less than 1% of the outstanding shares of Common Stock.

(1)
This table is based upon information supplied by directors, officers and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders identified in this table has sole voting and investment power with respect to the shares shown. Percentage of ownership is based on 44,684,720 shares of Common Stock outstanding as of March 23, 2001.

(2)
Shares issuable upon exercise of outstanding options are considered outstanding for purposes of calculating the percentage of ownership of Common Stock of the person holding such options, but are not considered outstanding for computing the percentage of ownership of any other person.

(3)
The address of Wellington Management Company LLP is 75 State Street, Boston, Massachusetts 02109.

(4)
The address of Capital Guardian Trust Company is 333 South Hope Street, 52nd Floor, Los Angeles, California 90071.

(5)
The address of Munder Capital Management is 480 Pierce Street, Suite 300, Birmingham, Michigan 48009.

(6)
Includes 38,000 shares held by Mr. Ragland's minor children.

(7)
Includes 12,000 shares held by Mr. Ekaireb's spouse.

(8)
Includes 17,438 shares held by Mr. Giles' spouse.

(9)
Includes 5,625 shares issuable upon exercise of outstanding options that are exercisable within 60 days of March 30, 2001 and 3,766 shares held by Mr. Oplaski's spouse.

(10)
Includes 15,001 shares upon exercise of outstanding options that are exercisable within 60 days of March 30, 2001 and 53,000 shares held by Monarch Assurance plc.

(11)
Includes 1,036 shares issuable upon exercise of outstanding options that are exercisable within 60 days of March 30, 2001.

(12)
Includes 1,499 shares issuable upon exercise of outstanding options that are exercisable within 60 days of March 30, 2001.

(13)
Includes 1,036 shares issuable upon exercise of outstanding options that are exercisable within 60 days of March 30, 2001.

(14)
Includes 1,036 shares issuable upon exercise of outstanding options that are exercisable within 60 days of March 30, 2001.

(15)
Includes 1,036 shares issuable upon exercise of outstanding options that are exercisable within 60 days of March 30, 2001.

(16)
Includes 32,739 shares issuable upon exercise of outstanding options that are exercisable within 60 days of March 30, 2001.

Executive Compensation

    Summary Compensation Table.  The following table sets forth the total compensation received by the Chief Executive Officer and the four other most highly paid executive officers of REMEC for the fiscal years ended January 31, 2001, 2000 and 1999 (the "Named Executive Officers"). None of the Named Executive Officers earned any bonuses or compensation for the fiscal years other than as set forth in the table or received any restricted stock awards, stock appreciation rights or long-term incentive plan payouts.

Summary Compensation Table

Long Term Compensation
Annual Compensation
Name and Principal Position	Fiscal Year			Securities Underlying Options (#)	All Other Compensation($)
		Salary ($)(1)	Bonus ($)
Ronald E. Ragland Chairman and Chief Executive Officer	2001 2000 1999	$393,553 372,752 346,667	$230,000 — 100,000	120,000 120,000 120,000	6,056,054 14,870 14,440	(2) (3) (4)
Errol Ekaireb President and Chief Operating Officer	2001 2000 1999	331,085 313,757 288,333	$155,000 — 80,000	75,000 75,000 75,000	2,072,093 388,755 14,055	(5) (6) (7)
Jack A. Giles Executive Vice President	2001 2000 1999	284,095 268,865 249,333	$112,000 — 65,000	52,500 52,500 37,500	1,098,431 537,055 13,245	(8) (9) (10)
Jon E. Opalski Executive Vice President	2001 2000 1999	210,739 186,666 180,326	$40,000 — 17,500	43,500 60,000 44,250	4,498 490,169 400	(11) (12) (13)
Nicholas J.S. Randall Executive Vice President	2001 2000 1999	200,000 201,172 157,719	40,000 — —	— 60,000 —	51,167 48,206 43,893	(14) (15) (16)

(1)
Includes amounts deferred at the option of the officer pursuant to REMEC's deferred compensation plan for employee directors.

(2)
Consists of $9,000 in the form of an automobile allowance, a $600 contribution to the REMEC 401(k) plan, $6,600 in life insurance premiums and $6,039,854 from the exercise of stock options (the difference between the fair market value on the date of exercise and the exercise price multiplied by the option shares exercised). In addition, Mr. Ragland purchased 175,000 restricted shares of the Common Stock of Nanowave, Inc. ("Nanowave"), a subsidiary of REMEC. Mr. Ragland paid a purchase price of $1.00 per share (equal to the exercise price of stock options granted to Nanowave's employees at the time of purchase). Certain of these shares are subject to a right of repurchase by Nanowave that expires over four years.

(3)
Consists of $9,000 in the form of an automobile allowance and $5,870 in life insurance premiums.

(4)
Consists of $9,000 in the form of an automobile allowance, a $300 contribution to the REMEC 401(k) plan and $5,140 in life insurance premiums.

(5)
Consists of $9,000 in the form of an automobile allowance, a $600 contribution to the REMEC 401(k) plan, $4,755 in life insurance premiums and $2,057,738 from the exercise of stock options (the difference between the fair market value on the date of exercise and the exercise price multiplied by the option shares exercised). In addition, Mr. Ekaireb purchased 175,000 restricted shares of the Common Stock of Nanowave, Inc. ("Nanowave"), a subsidiary of REMEC. Mr. Ekaireb paid a purchase price of $1.00 per share (equal to the exercise price of stock options granted to Nanowave's employees at the time of purchase). Certain of these shares are subject to a right of repurchase by Nanowave that expires over four years.

(6)
Consists of $9,000 in the form of an automobile allowance, $4,755 in life insurance premiums and $375,000 from the exercise of stock options (the difference between the fair market value on the date of exercise and the exercise price multiplied by the option shares exercised).

(7)
Consists of $9,000 in the form of an automobile allowance, a $300 contribution to the REMEC 401(k) plan and $4,755 of life insurance premiums.

(8)
Consists of $9,000 in the form of an automobile allowance, a $600 contribution to the REMEC 401(k) plan, $3,355 in life insurance premiums and $1,085,476 from the exercise of stock options (the difference between the fair market value on the date of exercise and the exercise price multiplied by the option shares exercised).

(9)
Consists of $9,000 in the form of an automobile allowance, $3,908 in life insurance premiums and $524,147 from the exercise of stock options (the difference between the fair market value on the date of exercise and the exercise price multiplied by the option shares exercised).

(10)
Consists of $9,000 in the form of an automobile allowance, a $300 contribution to the REMEC 401(k) plan and $3,945 in life insurance premiums.

(11)
Consists of $3,898 in the form of an automobile allowance and a $600 contribution to the REMEC 401(k) plan.

(12)
Consists of a $100 contribution to the REMEC 401(k) plan and $490,069 from the exercise of stock options (the difference between the fair market value on the date of exercise and the exercise price multiplied by the option shares exercised).

(13)
Consists of a $400 contribution to the REMEC 401(k) plan.

(14)
Consists of $20,002 in the form of an automobile allowance, a $30,000 contribution to a UK compensation arrangement and $1,165 in medical insurance premiums.

(15)
Consists of $19,767 in the form of an automobile allowance, a $27,143 contribution to a UK compensation arrangement and $1,296 in medical insurance premiums.

(16)
Consists of $18,972 in the form of an automobile allowance, a $23,658 contribution to a UK compensation arrangement and $1,263 in a medical insurance premiums.

    Option Grant Table.  The following table sets forth certain information relating to options to purchase shares of REMEC's Common Stock granted to the Named Executive Officers granted during the fiscal year ended January 31, 2001.

Option Grants in Fiscal 2001

	Number of Securities Underlying Options Granted (#)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share(1)	Expiration Date
					5%	10%
Ronald E. Ragland	120,000	8.96%	$25.42	3/6/2009	$1,681,553	$4,141,746
Errol Ekaireb	75,000	5.60%	$25.42	3/6/2009	1,050,971	2,588,591
Jack A. Giles	52,500	3.92%	$25.42	3/6/2009	735,680	1,812,014
Jon E. Opalski	13,500	1.01%	$25.42	3/6/2009	189,175	465,946
Jon E. Opalski	30,000	2.24%	$8.41	12/21/2009	139,037	342,455
Nicholas J.S. Randall	—	0.00%	$—	—	—	—

(1)
Options were granted at 100% of fair market value on the date of grant.

(2)
The dollar amounts set forth under these columns are the result of calculations of assumed annual rates of stock appreciation of 5% and 10%, the two assumed rates of stock price appreciation required under the rules of the Securities and Exchange Commission. The calculations are for the period beginning on the date of grant of the fiscal 2001 option awards (Messrs. Ragland, Ekaireb and Giles—March 6, 2000; and Mr. Opalski—March 6, 2000 for 13,500 share option and December 21, 2000 for 30,000 share option) and ending on the date of expiration of such options (Messrs. Ragland, Ekaireb and Giles—March 6, 2009; and Mr. Opalski—March 6, 2009 for the 13,500 share option and December 21, 2009 for the 30,000 share option). Based on the assumed annual rates of stock price appreciation of 5% and 10%, REMEC's projected stock price at the dates of expiration of these options are as follows: $39.43 and $59.93, respectively, on the expiration date of options of Messrs. Ragland, Ekaireb and Giles (March 6, 2009); and $39.43 and $59.93, respectively, on the expiration date of Mr. Opalski's 13,500 share option (March 6, 2009) and 13.04 and 19.82, respectively, on the expiration date of Mr. Opalski's 30,000 share option (December 21, 2009). These assumed annual rates of stock price appreciation are not intended to forecast future appreciation of REMEC's stock price. Indeed REMEC's stock price may increase or decrease in value over the time period set forth above. The potential realizable value computation also does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

    The 5% and 10% assumed rates of stock price appreciation used to calculate potential gains to optionees are provided pursuant to the rules of the Securities and Exchange Commission.

    Option Exercise Table.  The following table sets forth certain information relating to options to purchase REMEC's Common Stock exercised by the Named Executive Officers during the fiscal year ended January 31, 2001.

Option Values at January 31, 2001

			Number Of Securities Underlying Unexercised Options At Fiscal Year-End (#)
					Value Of Unexercised In-The-Money Options At Fiscal Year-End(1)($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Ronald E. Ragland	270,600	$6,039,854	187,500	240,000	$553,752	$881,256
Errol Ekaireb	93,000	2,057,738	102,000	150,000	287,595	550,785
Jack A. Giles	56,250	1,085,476	45,000	97,500	193,517	336,800
Jon E. Opalski	—	—	89,250	107,250	217,218	493,999
Nicholas J.S. Randall	—	—	15,000	45,000	83,672	251,015

(1)
Calculated on the basis of the closing price of REMEC's Common Stock on the Nasdaq National Market on January 31, 2001 ($13.75 per share).

Compensation Committee Interlocks and Insider Participation

    During the fiscal year ended January 31, 2001, no executive officer of REMEC served on the board of directors or compensation committee of another company that had an executive officer serving on REMEC's Board or Compensation Committee.

Compliance with Section 16(a) of the Exchange Act

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires REMEC's directors and executive officers, and persons who own more than 10% of a registered class of REMEC's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers. Such officers, directors and 10% shareholders are also required by SEC rules to furnish REMEC with copies of all Section 16(a) forms that they file. To REMEC's knowledge, based solely upon review of the copies of such reports and certain representations furnished to it, REMEC's executive officers and directors complied with all applicable Section 16(a) filing requirements during the fiscal year ended

January 31, 2001, except that Mr. Clark Hickock (Senior Vice President) and Mr. Thomas Criswell (President of REMEC's subsidiary, REMEC CSH, Inc.) each filed one transaction late.

Certain Relationships and Related Transactions

    Tao Chow, former Senior Vice President of REMEC and former President and former director of REMEC's wholly owned subsidiary, REMEC CSH, Inc., (i) owns approximately 30% of the outstanding shares of Excelics Semiconductor, Inc., a supplier to REMEC CSH, Inc., (ii) owns approximately 45% of the outstanding shares and is a director, President and Chief Financial Officer of Custom Micro Machining, Inc., a supplier of machine parts to REMEC CSH, Inc., and (iii) owns approximately 33% of the outstanding shares and is a director of Applied Thin-Film Products, a supplier of circuits to REMEC CSH, Inc. REMEC paid approximately $2,712,000 million to these suppliers in fiscal 2001 for certain components on terms REMEC believes are no less favorable than could be obtained with suppliers that did not have a relationship with REMEC or its management.

Independent Public Accountants

    The Board has selected Ernst & Young LLP as independent public accountants to audit the financial statements of REMEC for the fiscal year ended January 31, 2001. Ernst & Young LLP has been engaged as REMEC's auditors since 1985. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. The representatives of Ernst & Young LLP also will be available to respond to questions raised during the meeting.

    Audit Fees.  Ernst & Young LLP's fees for our annual audit and review of interim financial statements for the 2001 fiscal year were $385,000.

    Financial Information Systems Design And Implementation Fees.  Ernst & Young LLP did not render any professional services to us during the 2001 fiscal year with respect to financial information systems design and implementation.

    All Other Fees.  Ernst & Young LLP's fees for all other professional services rendered to us during the 2001 fiscal year were $606,000, including audit related services of $237,000 and non-audit services of $369,000. Audit related services included fees for due diligence on acquisitions, SEC registration statement review and accounting consultations. Non-audit services included fees for tax consultation, expatriate administration and tax preparation, and other consultations.

Report of the Compensation Committee of the Board

    The Compensation Committee is comprised of three independent nonemployee directors. As members of the Compensation Committee, it is our responsibility to determine the most effective total executive compensation strategy, based upon the business needs of REMEC and consistent with shareholders' interests, to administer REMEC's executive compensation plans, programs and policies, to monitor corporate performance and its relationship to compensation of executive officers, and to make appropriate recommendations concerning matters of compensation.

    Compensation Philosophy.  The major goals of the compensation program are to align compensation with the attainment of key business objectives and to enable REMEC to attract, retain and reward capable executives who can contribute to the continued success of REMEC. Three key goals form the basis of compensation decisions for all employees of REMEC:

  1.
  To attract and retain the most highly qualified management and employee team;

  2.
  To pay competitively compared to similar technology and defense electronics companies and to provide appropriate reward opportunities for achieving high levels of performance compared to similar organizations in the marketplace; and

  3.
  To motivate executives and employees to achieve REMEC's annual and long-term business goals and encourage behavior toward the fulfillment of those objectives.

    As a result of this philosophy, REMEC's executive compensation program consists of base salary, bonuses, participation in equity-based incentive plans (stock option and stock purchase plans) and standard benefits.

    Base Salary.  The Compensation Committee recognizes the importance of maintaining compensation practices and levels of compensation competitive with technology and defense electronics companies in comparable stages of development and other comparable technology companies in the San Diego area. For external marketplace comparison purposes, a group of approximately 20 companies operating in our industry are utilized for determining competitive compensation levels. Also, the Compensation Committee reviewed compensation information presented in the 2000 Executive Compensation Survey for Electronics, Software and Information Technology Companies prepared by the AeA (formerly the American Electronics Association).

    Base salary represents the fixed component of the executive compensation program. Determination of base salary levels is established on an annual review of marketplace competitiveness with similar technology and defense electronics companies, and on individual performance. Periodic increases in base salary relate to individual contributions evaluated against established objectives, relative marketplace competitiveness levels, length of service, and the industry's annual competitive pay practice movement.

    Bonuses and Stock Plans.  REMEC's bonus program is an integral part of the compensation program and is designed to reward executives for long-term strategic management and for attaining specific annual performance goals. Each year a portion of REMEC's pre-tax profits comprise the bonus "pool." The Compensation Committee determines the bonus amount for the Chief Executive Officer, the President and the Executive Vice Presidents of REMEC, based on both attainment by those officers of specific goals, and on overall corporate performance. The Chief Executive Officer, President and Executive Vice Presidents determine the bonus amount for the other executive officers and for all other salaried employees, based on the same criteria. Executive officers of REMEC are eligible to receive awards under the Equity Incentive Plan, and all executive officers are eligible to participate in the Employee Stock Purchase Plan.

    Compensation for the Chief Executive Officer.  In the fiscal year ended January 31, 2001, Ronald E. Ragland was paid a base salary of $393,533 and a bonus of $230,000. Mr. Ragland was also granted a stock option to purchase 120,000 shares of REMEC's Common Stock. The Compensation Committee reviewed and analyzed the total compensation packages, including base salary, offered to CEOs by high technology companies of similar size. The comparative information was obtained from a number of sources, including surveys prepared by national consulting companies, publicly available information and extrapolations therefrom where appropriate. In addition, the Compensation Committee considered data and surveys from the AeA and other industry groups. In making its decision, the Compensation Committee weighed a number of factors, including competitive forces in the industry, individual motivation, REMEC's financial and overall performance and Mr. Ragland's leadership role in achieving the long-term strategic goals set by the Board. The Compensation Committee exercised its discretion and judgment to determine appropriate officer compensation based upon these factors.

    Summary.  The Compensation Committee believes that the compensation of executives by REMEC is appropriate and competitive with the compensation provided by other technology and defense electronics companies with which REMEC competes for executives and employees. The Committee believes its compensation strategy, principles and practices result in a compensation program tied to shareholder returns and linked to the achievement of annual and longer-term financial and operational results of REMEC on behalf of REMEC's shareholders.

Compensation Committee Members:
Thomas A. Corcoran
William H. Gibbs
Jeffrey M. Nash

Report of the Audit Committee

    The Audit Committee of the Board has furnished the following report:

    The Board has adopted a written charter for the Audit Committee (the "Audit Committee Charter"), which is included as Appendix B to this proxy statement.

    The Board has determined that each member of the Audit Committee is "independent," as defined in the listing standards of the National Association of Securities Dealers.

    As noted in the Audit Committee Charter, REMEC's management is responsible for preparing REMEC's financial statements. REMEC's independent auditors are responsible for auditing the financial statements. The activities of the Audit Committee are in no way designed to supersede or alter those traditional responsibilities. The Audit Committee's role does not provide any special assurances with regard to REMEC's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

    The Audit Committee has reviewed and discussed the audited financial statements with REMEC's management.

    The Audit Committee has discussed with the independent auditors, Ernst & Young LLP, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committees.

    The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, has considered the compatibility of receiving nonaudit services from the independent auditors with maintaining the independent auditors' independence, and has discussed with the independent auditors the independent auditors' independence.

    Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in REMEC's Annual Report on Form 10-K for the fiscal year ended January 31, 2001.

  Audit Committee Members:

  Mark D. Dankberg

  Andre R. Horn

  Jeffrey M. Nash

PERFORMANCE GRAPH

    The graph set forth below compares the split adjusted cumulative total shareholder return on REMEC's Common Stock with the cumulative total return on the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Electronic Components Index since REMEC's initial public offering through January 31, 2001, assuming $100 invested in REMEC's Common Stock at its closing price of $8.50 per share on February 2, 1996 (the date trading in REMEC's stock began) and the reinvestment of all dividends, if any.

PROPOSAL THREE

APPROVAL OF REINCORPORATION IN DELAWARE

Introduction

    For the reasons set forth below, the Board believes that it is in the best interests of REMEC and its shareholders to change the state of incorporation of REMEC from California to Delaware (the "Proposed Reincorporation"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED APPENDICES REFERENCED BELOW AND ATTACHED TO THIS PROXY STATEMENT, BEFORE VOTING ON THE PROPOSED REINCORPORATION. Throughout this proxy statement, the term "REMEC-California" refers to REMEC, Inc., the existing California corporation, and the term "REMEC-Delaware" refers to REMEC International, Inc., a new Delaware corporation and wholly owned subsidiary of REMEC-California, which is the successor to REMEC-California in the Proposed Reincorporation.

    As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. REMEC believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. The proposed Delaware Certificate of Incorporation and Bylaws are similar to those currently in effect for REMEC-California. The Proposed Reincorporation is not being proposed in order to prevent an unsolicited takeover attempt, and the Board is not aware of any present attempt by any person to acquire control of REMEC, obtain representation on the Board or take any action that would materially affect the governance of REMEC.

    The Proposed Reincorporation will be effected by merging REMEC-California into REMEC-Delaware, a new Delaware corporation that is a wholly-owned subsidiary of REMEC-California (the "Merger"). Upon completion of the Merger, REMEC-California will cease to exist as a corporate entity and REMEC-Delaware, the new Delaware corporation, will succeed to all of the assets and assume all of the liabilities of REMEC-California and will continue to operate the business of REMEC under the new name of REMEC International, Inc.

    Pursuant to the Agreement and Plan of Merger, in substantially the form attached as Appendix C (the "Merger Agreement"), each outstanding share of REMEC-California Common Stock, par value $0.01 per share, will be automatically converted into one share of REMEC-Delaware Common Stock, par value $0.01 per share, upon the effective date of the Merger. Each stock certificate representing issued and outstanding shares of Common Stock of REMEC-California will continue to represent the same number of shares of Common Stock of REMEC-Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF REMEC-DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of REMEC-California is listed for trading on the Nasdaq National Market and, after the Merger, REMEC-Delaware's Common Stock will continue to be traded on the Nasdaq National Market without interruption, under the same symbol ("REMC") as the shares of REMEC-California Common Stock are currently traded.

    Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of REMEC-California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Proposed Reincorporation." The Proposed Reincorporation has been unanimously approved by the Board. If approved by the shareholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of REMEC-California will have no appraisal rights with respect to the Merger.

    The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the proposed Certificate of Incorporation of REMEC-Delaware and the proposed Bylaws of REMEC-Delaware, copies of which are attached as appendices C, D and E to this proxy statement.

    APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION (INCLUDING CHANGING REMEC'S LEGAL NAME FROM REMEC, INC. TO REMEC INTERNATIONAL, INC.), THE BYLAWS OF REMEC-DELAWARE, AND ALL PROVISIONS THEREOF.

Vote Required For The Proposed Reincorporation

    Approval of the Proposed Reincorporation will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of REMEC-California entitled to vote. Approval of the Proposed Reincorporation will constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of REMEC-Delaware, (ii) the change of REMEC's legal name from REMEC, Inc. to REMEC International, Inc. and (iii) the assumption of REMEC-California's employee benefit, equity incentive, stock option and employee stock purchase plans by REMEC-Delaware.

Principal Reasons For The Proposed Reincorporation

    As REMEC plans for the future, the Board and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which REMEC's governance decisions can be based, and REMEC believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of REMEC.

    Prominence, Predictability And Flexibility Of Delaware Law.  For many years Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware as a state of initial incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by REMEC. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

    Increased Ability To Attract And Retain Qualified Directors.  Both California and Delaware law permit a corporation to include a provision in its articles (certificate) of incorporation that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is REMEC's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that REMEC may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. REMEC believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

    California Proposition 211.  In November 1996, Proposition 211 was rejected by the California electorate. Proposition 211 would have severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, REMEC believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting new directors.

    Well Established Principles Of Corporate Governance.  There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors such as under the business judgment rule and other standards. REMEC believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

    No Change In The Board Members, Business, Management, Employee Benefit Plans Or Location Of Principal Facilities Of REMEC.  The Proposed Reincorporation will effect only a change in the legal name and domicile of REMEC and certain other changes of a legal nature which are described in this proxy statement. The Proposed Reincorporation will NOT result in any change in the business, management, fiscal year, assets or liabilities or location of the principal facilities of REMEC. The six directors who will be elected at the Annual Meeting will become the directors of REMEC-Delaware. All employee benefit, equity incentive, stock option, and employee stock purchase plans of REMEC-California will be assumed and continued by REMEC-Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of REMEC-Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Proposed Reincorporation will also constitute approval of the assumption of these plans by REMEC-Delaware. Other employee benefit arrangements of REMEC-California will also be continued by REMEC-Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the Merger the shares of Common Stock of REMEC-Delaware will continue to be traded, without interruption, on the same exchange (the Nasdaq National Market System) and under the same symbol ("REMC") as the shares of Common Stock of REMEC-California are currently traded. REMEC believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that REMEC-California's rights and obligations under such material contractual arrangements will continue and be assumed by REMEC-Delaware.

Anti-Takeover Implications

    Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Proposed Reincorporation is NOT being proposed in order to prevent such a change in control and the Board is not aware of any present attempt to acquire control of REMEC or to obtain representation on the Board.

    In the discharge of its fiduciary obligations to its shareholders, the Board has evaluated REMEC's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan, the adoption of a severance plan for its management and key employees which becomes effective upon the occurrence of a change in control of REMEC, the establishment of a staggered board of directors, the elimination of the right to remove a director without cause and the authorization of preferred stock, the rights and preferences of which may be determined by the Board. Other than the authorization of preferred stock (which will continue in REMEC-Delaware following the Proposed Reincorporation) and the potential enactment of a shareholder rights plan, none of these measures has been previously adopted by REMEC-California and none is contemplated as part of the Proposed Reincorporation. It should also be noted that the establishment of a classified board of directors also can be undertaken under California law in certain circumstances. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of REMEC-California and REMEC-Delaware" and "Significant Differences Between the Corporation Laws of California and Delaware—Indemnification and Limitation of Liability" below.

    Certain effects of the Proposed Reincorporation may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law, from which REMEC-Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware—Stockholder Approval of Certain Business Combinations".

    The Board believes that unsolicited takeover attempts may be unfair or disadvantageous to REMEC and its shareholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of REMEC's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of REMEC without the prior written consent of the licensor or other contracting party.

    By contrast, in a transaction in which a potential acquirer must negotiate with an independent board of directors, the board of directors can and should take account of the underlying and long-term values of company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in company's business not yet reflected in the stock price and equality of treatment of all shareholders.

    Despite the belief of the Board as to the benefits to shareholders of the Proposed Reincorporation, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Proposed Reincorporation, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board to resist a takeover or a change in control of REMEC, such provisions could make it more difficult to change the existing Board and management.

Summary Of Differences Between REMEC-California And REMEC-Delaware

    A number of significant differences between California and Delaware law and among the various charter documents are summarized in the table below. The table also includes some similarities between California law and Delaware law and among the various charter documents. The table is only a summary and does not address all of the differences discussed in this proxy statement. Shareholders are requested to review the table in conjunction with the discussion following the table and the Merger Agreement, the Certificate of Incorporation and the Bylaws of REMEC-Delaware attached to this proxy statement. For each item summarized in the chart, there is a reference to the page of this proxy statement on which a more detailed description appears.

ITEM	DELAWARE	CALIFORNIA
Number of Directors; Bylaws (see page 23).	The board of directors may adopt, alter, amend or repeal the Bylaws for any purpose, including changing the manner for fixing the number of directors.	The board of directors may adopt, alter, amend or repeal the Bylaws for any purpose, except the board of directors may alter the authorized number of directors only if the Articles of Incorporation or Bylaws adopted by the shareholders provide that the board of directors may fix the exact number of directors within a stated range.
Cumulative Voting for Directors (see page 27).	Cumulative voting is not currently available under Delaware law because it is not provided in the Certificate of Incorporation of REMEC-Delaware.
Currently, cumulative voting is mandatory upon notice given by a shareholder at a shareholders meeting at which directors are to be elected. California law permits corporations with outstanding securities traded on the National Market System of the Nasdaq Stock Market to eliminate cumulative voting. The Articles of Incorporation of REMEC-California do not include such a provision.
Classified Board of Directors (see page 27).	The REMEC-Delaware Certificate of Incorporation and Bylaws do not provide for a classified board of directors, and the adoption of a classified board of directors would require stockholder approval.	The REMEC-California Articles of Incorporation and Bylaws do not provide for a classified board of directors.
Indemnification of Directors and Officers (see page 28).	Delaware law permits broader indemnification and could result in the indemnification of directors and officers in circumstances where California law would not permit indemnification.	California law permits indemnification subject to a number of exceptions.

Elimination of Personal Monetary Liability of Directors (see pages 24 & 28).
	Delaware law is potentially more expansive in regards to elimination of personal monetary liability of directors, in that it incorporates future amendments to Delaware law with respect to the elimination of such liability.	California law permits elimination of personal monetary liability of directors to the extent of California law in its current state.
Removal of Directors by Shareholders (see page 28).	Generally, unless a corporation has a classified board of directors or cumulative voting, any director or the entire board of directors may be removed, with or without cause.	Removal with or without cause by affirmative vote of the outstanding shares, provided that the shares voting against removal could not elect such director under cumulative voting.
Who May Call Special Shareholder Meetings (see page 24).	The Certificate of Incorporation and the Bylaws of REMEC-Delaware provide that only the board of directors may call a special of meeting of stockholders.
The Bylaws of REMEC-California provide that a special meeting of shareholders may be called by the board of directors, the Chairman the Board, the President, or by one or more holders of shares entitled to cast not less than 10% of the votes at such meeting.
Action by Written Consent of Shareholders in Lieu of Shareholder Vote at a Shareholder Meeting (see page 26).	The Certificate of Incorporation of a REMEC-Delaware prohibits stockholders from acting by written consent in lieu of a meeting.	The Bylaws of REMEC-California permit the shareholders to act by written consent in lieu of a meeting.
Dividends (see page 29).	Paid from surplus (including paid-in and earned surplus or net profits).	Generally, limited to the greater of (i) retained earnings or (ii) an amount that would leave the corporation with assets of 125% of liabilities and current assets of 100% of current liabilities.
Business Combination Offer Statute (see page 26).	Restricts hostile two-step takeovers.	No comparable statute.
Right of Shareholders to Inspect Shareholder List (see page 29).	Permitted for any purpose reasonably related to a stockholder's interest as a stockholder.	Permitted for any purpose reasonably related to shareholder's interest as a shareholder. Also, an absolute right to 5% shareholders and, under some circumstances, 1% shareholders.

Appraisal Rights (see page 30).	Generally available if stockholders receive cash in exchange for shares and in certain other circumstances.	Available in certain circumstances if the holders of 5% of the class assert such right.
Dissolution (see page 31).
	Unless a majority of the board of directors approves a proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. If the dissolution is initially approved by the board of directors, it may be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote.	Shareholders holding fifty percent (50%) or more of the total voting power may authorize the dissolution of the corporation, with or without the approval of the corporation's board of directors.
Shareholder Derivative Suits (see page 31).	Generally, a stockholder may bring a derivative action on behalf of a corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question.
Generally, a shareholder may bring a derivative action on behalf of a corporation even if the shareholder was not a shareholder at the time of the transaction in question, provided that certain tests are met.
Other.	Responsive legislature and larger body of corporate case law in Delaware provide a more predictable corporate legal environment in Delaware.

The Charters And Bylaws Of REMEC-California And REMEC-Delaware

    The provisions of the REMEC-Delaware Certificate of Incorporation and Bylaws are similar to those of the REMEC-California Articles of Incorporation and Bylaws. However, while REMEC has no present intention to do so, REMEC-Delaware could in the future implement certain other changes by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of REMEC-Delaware is qualified by reference to Appendices D and E hereto, respectively.

    Authorized Stock.  The Articles of Incorporation of REMEC-California currently authorize REMEC to issue up to 140,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Certificate of Incorporation of REMEC-Delaware provides that it will have 140,000,000 authorized shares of Common Stock, par value $0.01 per share, and 5,000,000 shares of Preferred Stock, par value $0.01 per share. Like REMEC-California's Articles of Incorporation, REMEC-Delaware's Certificate of Incorporation provides that the Board is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock.

    Size of Board of Directors; Bylaws.  The Bylaws of REMEC-Delaware provide that the number of directors shall be fixed from time to time exclusively by the Board and the Board plans to initially fix the number of directors at six. The Bylaws of REMEC-California provide that the authorized number of directors shall not be less than a minimum of seven nor more than a maximum of eleven, with the exact number currently fixed by the Board at nine. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, a board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated range has been approved by the shareholders. Delaware law permits a board of directors, acting alone, to change the authorized number of directors in the manner provided in the bylaws, unless the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by stockholders). Following the Proposed Reincorporation, the Board could change the size of the Board from six directors without further stockholder approval. If the Proposed Reincorporation is approved, the six directors of REMEC- California who are elected at the 2001 Annual Meeting of Shareholders will continue as the six directors of REMEC-Delaware after the Proposed Reincorporation is consummated and until their successors have been duly elected and qualified.

    Monetary Liability Of Directors.  The Articles of Incorporation of REMEC-California and the Certificate of Incorporation of REMEC-Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. The provision eliminating monetary liability of directors set forth in the REMEC-Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the REMEC-California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware—Indemnification and Limitation of Liability."

    Power To Call Special Shareholders' Meetings.  Under California law and REMEC-California's Bylaws, a special meeting of shareholders may be called by the Board, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Articles of Incorporation or the Bylaws. Under Delaware law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of REMEC-Delaware only authorize the Board to call a special meeting of stockholders. Therefore, holders of 10% or more of the voting shares of REMEC will no longer be able to call a special meeting of stockholders. REMEC believes this change is warranted as a prudent corporate governance measure to prevent an inappropriately small number of stockholders from prematurely forcing stockholder consideration of a proposal over the opposition of the Board by calling a special stockholders' meeting before (i) the time that the Board believes such consideration to be appropriate or (ii) the next Annual Meeting (provided that the holders meet the notice requirements for consideration of a proposal). Such special meetings would involve substantial expense and diversion of Board and management time which REMEC believes to be inappropriate for an enterprise the size of REMEC. Aside from the foregoing, no other change is contemplated in the procedures to call a special stockholders' meeting, although in the future the Board could amend the Bylaws of REMEC-Delaware without stockholder approval.

    Filling Vacancies On The Board Of Directors.  Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board of directors. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board of directors only if so authorized by a corporation's Articles of Incorporation or by a By-law approved by the corporation's shareholders. REMEC-California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws (or unless the Certificate of Incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of REMEC-Delaware provide, unlike the Bylaws of REMEC-California, that any vacancy created by the removal of a director by the stockholders of REMEC-Delaware may be filled only by a majority of the board of directors, or if authorized by a resolution of the Board, the stockholders may elect directors to fill any vacancy at an annual meeting of the stockholders.

    Nominations Of Director Candidates And Introduction Of Business At Stockholder Meetings.  The Bylaws of REMEC-Delaware include an advance notice procedure, unlike the Bylaws of REMEC-California, with regard to the nomination, other than by or at the direction of the board or directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an Annual Meeting or special meeting of stockholders (the "Business Procedure").

    The Nomination Procedure provides that only persons nominated by or at the direction of the Board or by a stockholder who has given timely written notice to the Secretary of REMEC prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board or by a stockholder who has given timely written notice to the Secretary of REMEC of such stockholder's intention to bring such business before the meeting. In most cases, to be timely, notice must be received by REMEC not fewer than 120 days prior to the first anniversary of the preceding year's annual meeting. The REMEC-California Bylaws do not contain a similar provision.

    Under the Nomination Procedure, a stockholder's notice to REMEC must contain certain information about the nominee, including name, address, a consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person, including name, address, a representation that the stockholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the stockholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the stockholder who proposes to bring the business before the meeting. If the chairman of the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any stockholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

    By requiring advance notice of nominations by stockholders, the Nomination Procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling stockholders to better determine whether they desire to attend the meeting or grant a proxy to the Board as to the disposition of such business. Although, the REMEC-Delaware Bylaws, like the REMEC-California Bylaws, do not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at a meeting. The REMEC-Delaware Bylaws, unlike the REMEC-California Bylaws, may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of REMEC, even if the conduct of such business or such attempt might be deemed to be beneficial to REMEC and its stockholders.

    Power of Shareholders to Vote by Written Consent.  Under California law and Delaware law, shareholders may execute an action by written consent in lieu of a shareholders meeting. Both California law and Delaware law permit a corporation to eliminate the ability of shareholders to act by written consent in its charter. The Certificate of Incorporation of REMEC-Delaware, unlike the Bylaws of REMEC-California, prohibits stockholders from acting by written consent in lieu of a meeting. Elimination of stockholder power to act by written consent may lengthen the amount of time required to take stockholder actions because certain actions by written consent are not subject to the minimum notice requirement of a stockholders meeting. The elimination of stockholder power to act by written consent may deter hostile takeover attempts because of the lengthened stockholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the capital stock REMEC-Delaware will not be able to amend the Bylaws of REMEC-Delaware or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until a stockholders meeting is held to take any such action. The Board believes this provision, like the other provisions to be included in the Certificate of Incorporation and Bylaws of REMEC-Delaware, will enhance the Board's opportunity to fully consider and effectively negotiate in the context of a takeover attempt.

Significant Differences Between The Corporation Laws Of California And Delaware

    The following provides a summary of the major substantive differences between the corporation laws of California and Delaware. It is not an exhaustive description of all differences between the two states' laws.

  Stockholder Approval Of Certain Business Combinations.

    DELAWARE.  Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed on business combinations by Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder, the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board intends that REMEC be governed by Section 203. REMEC believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

    REMEC believes that Section 203 will encourage any potential acquiror to negotiate with the Board. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for REMEC-Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to REMEC-Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for REMEC-Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

    CALIFORNIA.  California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's common stock or its affiliate unless all of the target company's share holders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

    Cumulative Voting for Directors.  REMEC-California's Bylaws currently provide for cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory but is a permitted option. The Certificate of Incorporation of REMEC-Delaware does not provide for cumulative voting rights. Under cumulative voting, if any shareholder has given notice of an intention to cumulate votes for the election of directors, such shareholder and any other shareholder of the corporation would be entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority stockholder adverse to a majority of the stockholders to obtain representation on the Board.

    Classified Board Of Directors.  A classified board of directors is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

    DELAWARE.  Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The REMEC-Delaware Certificate of Incorporation and Bylaws do not provide for a classified board of directors, and the adoption of a classified board of directors in the future would require stockholder approval.

    CALIFORNIA.  Under California law, a corporation generally may provide for a classified board of directors by adopting amendments to its Articles of Incorporation or Bylaws, which amendments must be approved by the shareholders. The REMEC-California Articles of Incorporation and Bylaws do not currently provide for a classified board.

  Removal Of Directors.

    DELAWARE.  Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting.

    CALIFORNIA.  Under California law, the entire board of directors of a corporation may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board of directors is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting.

    The REMEC-Delaware Certificate of Incorporation will not provide for a classified board of directors nor for cumulative voting. As a result, after the Proposed Reincorporation, and unlike applicable California law, any of REMEC's directors could be removed without cause even if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting.

    Indemnification And Limitation Of Liability.  California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below.

    DELAWARE.  The REMEC-Delaware Certificate of Incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve REMEC or its directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

    CALIFORNIA.  The REMEC-California Articles of Incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) transactions between the corporation and a director who has a material financial interest in such transaction; and (vii) liability for improper distributions, loans or guarantees.

    INDEMNIFICATION COMPARED AND CONTRASTED.  California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

    Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

    California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or by-law provisions which make mandatory the permissive indemnification provided by California law. REMEC-California's Articles of Incorporation permit indemnification beyond that expressly mandated by California law and limit director monetary liability to the extent permitted by California law.

    Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

    Inspection Of Shareholder List.  Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

    Dividends And Repurchases Of Shares.  While used by REMEC-California, California law dispenses with the concepts of mandatory par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

    DELAWARE.  Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

    CALIFORNIA.  Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

    Shareholder Voting.  Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

    DELAWARE.  Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (i) the merger agreement does not amend the existing certificate of incorporation; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

    CALIFORNIA.  California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

    Appraisal Rights.  Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

    DELAWARE.  Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

    CALIFORNIA.  The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

    Dissolution.  Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. REMEC-Delaware's Certificate of Incorporation contains no such supermajority voting requirement.

    Interested Director Transactions.  Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

    Shareholder Derivative Suits.  California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Application Of The General Corporation Law Of California To Delaware Corporations

    Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not incorporated under California law) which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. However, an exemption from Section 2115 is provided for corporations whose shares are listed on a major national securities exchange, such as the Nasdaq National Market System. Following the Proposed Reincorporation, the Common Stock of REMEC-Delaware will continue to be traded on the Nasdaq National Market System and, accordingly, it is expected that REMEC-Delaware will be exempt from Section 2115.

Certain Federal Income Tax Consequences

    REMEC has received an opinion of counsel that, for federal income tax purposes, no gain or loss will be recognized by shareholders as a result of the reincorporation. In addition, counsel has opined that each holder of REMEC-California shares will have the same basis in the stock of REMEC-Delaware received in the reincorporation as that holder had in that holder's shares of REMEC-California just before the reincorporation. Moreover, such person's holding period with respect to the stock of REMEC-Delaware will include the period during which the holder held the corresponding shares of REMEC-California, assuming the latter were held as capital assets at the time of the reincorporation. Shareholders should consult their own tax advisors as to any effect of the reincorporation on them under state, local or foreign income tax laws.

    REMEC has also received an opinion of counsel that REMEC will not recognize any gain or loss for federal income tax purposes as a result of the reincorporation, and that REMEC-Delaware will succeed, without adjustment, to the federal income tax attributes of REMEC-California.

Required Vote

    Shareholders are requested in this Proposal 3 to approve the Proposed Reincorporation. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Proposed Reincorporation. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THE SHAREHOLDERS VOTE FOR PROPOSAL 3

PROPOSAL FOUR

APPROVAL OF REMEC'S 2001 EQUITY INCENTIVE PLAN

Approval Of The 2001 Equity Incentive Plan

    In April 2001, the Board adopted, subject to shareholder approval, REMEC's 2001 Equity Incentive Plan to be effective as of April 20, 2001. The 2001 Equity Incentive Plan is intended to supplement and replace the 1995 Equity Incentive Plan, which expires in the year 2005. As of March 30, 2001, of the total shares available under the 1995 Equity Incentive Plan, 7,379,489 shares were subject to outstanding or exercised options and 120,511 shares were available for future grants, for a combined total of 7,500,000 shares. The approval of the 2001 Equity Incentive Plan will authorize the issuance of an additional 3,250,000 shares of REMEC's Common Stock under the 2001 Equity Incentive Plan. The share reserve under the 2001 Equity Incentive Plan will be 3,250,000 shares and the fair market value of such shares as of April 30, 2001 was $35,620,000. A copy of the 2001 Equity Incentive Plan is attached hereto as Appendix F.

    The Board has full discretion to determine the awards to be granted under the 2001 Equity Incentive Plan. REMEC will grant Awards (defined below) under the 2001 Equity Incentive Plan prior to the Annual Meeting. For your reference, details are presented on stock options granted under the 1995 Equity Incentive Plan during the last three years to each of the executive officers of REMEC named in the Summary Compensation Table under "Executive Compensation."

Required Vote

    Shareholders are requested in this Proposal 4 to approve the 2001 Equity Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 2001 Equity Incentive Plan. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THE SHAREHOLDERS VOTE FOR PROPOSAL 4

Summary Of The 2001 Equity Incentive Plan

General

    The purpose of the 2001 Equity Incentive Plan is to encourage ownership in REMEC by key personnel whose long-term employment is essential to REMEC's continued progress. Stock options, stock appreciation rights ("SARs"), stock awards and cash awards may be granted under the 2001 Equity Incentive Plan (each an "Award"). Options granted under the 2001 Equity Incentive Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options.

Administration

    The 2001 Equity Incentive Plan may generally be administered by the Board, a Committee appointed by the Board including the Compensation Committee, or any officer or employee of REMEC to whom the Board or Committee has delegated authority (as applicable, the "Administrator").

Eligibility

    Non-statutory stock options, stock appreciation rights, stock awards and cash awards may be granted under the 2001 Equity Incentive Plan to employees, directors and consultants of REMEC, its affiliates and subsidiaries. Incentive stock options may be granted only to employees of REMEC or its subsidiaries. The Administrator, in its discretion, approves options, stock awards, SARs and cash awards to be granted under the 2001 Equity Incentive Plan. REMEC intends the 2001 Equity Incentive Plan to be a broad-based employee plan.

Limitations

    Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of REMEC. In order to preserve REMEC's ability to deduct the compensation income associated with SARs or options granted to such persons, the 2001 Equity Incentive Plan provides that no employee (including officers and directors deemed to be employees) may be granted, in any fiscal year of REMEC, SARs or options to purchase more than 1,000,000 shares of Common Stock.

Vesting Upon Termination of Awardee

    Termination Of Employment.  Generally, if an awardee's employment terminates for any reason (other than as described below), vested and unvested Awards held by the awardee under the 2001 Equity Incentive Plan will be forfeited on the awardee's termination.

    Death or Disability.  Unless otherwise provided for by the Administrator in the Award agreement, if an Awardee dies or becomes totally and permanently disabled while an employee or consultant, the awardee's vested Awards shall be exercisable for one year following the awardee's death or disability in the case of an awardee other than a director or an officer at the level of senior vice president or above and two years for a director or for an officer at the level of senior vice president or above, or if earlier, for any awardee, the expiration of the term of such Award.

    Retirement Due To Age.  Unless otherwise provided for by the Administrator in the Award agreement, if an awardee ceases to be an employee as a result of the awardee's retirement due to age, in accordance with the REMEC's or its subsidiaries' retirement policy, the awardee's vested Awards shall be exercisable for one year following the date of retirement in the case of an awardee other than a director or an officer at the level of senior vice president or above, and two years for a director or for an officer at the level of senior vice president or above, or, if earlier, for any awardee, the expiration of the term of such Award.

    Voluntary Severance or Divestiture.  If an awardee ceases to be an employee or consultant other than for death, disability, retirement or for "cause," all vested Awards will be exercisable for three months following the awardee's termination. If an employee ceases to be a participant because of a divestiture by REMEC, as determined by the Administrator, the Administrator will have the sole discretion to accelerate the vesting of outstanding Awards and determine the time period for exercise.

    Nontransferability of Options.  Unless otherwise determined by the Administrator, Awards granted under the 2001 Equity Incentive Plan are not transferable other than by will, domestic relations order, or the laws of descent and distribution and may be exercised during the awardee's lifetime only by the awardee.

    Other Provisions.  The Award agreement may contain other terms, provisions and conditions not inconsistent with the 2001 Equity Incentive Plan, as may be determined by the Administrator.

Terms and Conditions of Options

    Each option is evidenced by an Award agreement between REMEC and the awardee and is subject to the following additional terms and conditions:

    Exercise Price.  The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted. The exercise price of a non-statutory stock option may not be less than 85% of the fair market value of the Common Stock on the date such option is granted. Certain replacement options with lower exercise prices may be granted to employees of entities acquired by REMEC to replace that employee's existing options. The fair market value of the Common Stock is generally the closing sales price as quoted on the stock exchange or system for the Common Stock on the date the option is granted (or if no sales were reported that day, the last preceding day a sale occurred).

    Exercise of Option; Form of Consideration.  The Administrator determines when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. The means of payment for shares issued on exercise of an option are specified in each Award agreement. The 2001 Equity Incentive Plan permits payment to be made by cash, check, wire transfer, other shares of Common Stock of REMEC (with some restrictions), broker assisted same day sales, full recourse promissory note, any other form of consideration permitted by applicable law, or any combination thereof, as provided in the individual Award agreement.

    Term of Option.  The term of an option may be no more than ten years from the date of grant. No option may be exercised after the expiration of its term.

Stock Awards

    The Administrator may grant stock awards in its discretion. The terms and conditions of a stock award will be found in an Award agreement. The grant or vesting of a stock award may be made contingent on achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to REMEC and/or an individual business unit. In the case of stock awards, unless the Administrator determines otherwise, the Award agreement may provide that the unvested stock reverts to REMEC on the awardee's termination of employment for any reason (except death, disability, retirement, or termination other than for "cause"). The time-based forfeiture provisions for the restricted stock will lapse at a rate determined by the Administrator.

Stock Appreciation Rights

    The Administrator may grant SARs to awardees subject to terms and conditions not inconsistent with the 2001 Equity Incentive Plan and determined by the Administrator. The specific terms and conditions applicable to the awardee shall be provided for in an Award agreement. SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Award agreement.

Cash Awards

    The Administrator may grant cash awards, which entitle the recipient to a cash payment. The Administrator determines the terms, conditions and restrictions related to cash awards.

Adjustments on Changes in Capitalization, Merger or Sale of Assets.

    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, spin-off or similar change to the capital structure of REMEC, appropriate adjustments shall be made to (i) the number and class of securities subject to the 2001 Equity Incentive Plan, (ii) the number and class of securities that may be awarded to any individual under the 2001 Equity Incentive Plan, and (iii) the exercise price and number and class of securities under each outstanding Award. Any such adjustments shall be made by the Board in its absolute discretion, and the decision of the Board shall be final, binding and conclusive.

    In the event of a proposed dissolution or liquidation of REMEC, the Administrator shall notify each awardee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Award to be fully vested and exercisable until ten days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

    In the event of a change of control of REMEC, the Board, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding Award, accelerate the vesting of Awards and terminate any restrictions on Awards, or cancel Awards for a cash payment to the awardee.

Amendment and Termination of the Plan

    The Board may amend, alter, suspend or terminate the 2001 Equity Incentive Plan, or any part thereof, at any time and for any reason. However, REMEC shall obtain shareholder approval for any amendment to the 2001 Equity Incentive Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board or shareholders may alter or impair any Award previously granted under the 2001 Equity Incentive Plan without the written consent of the awardees. The 2001 Equity Incentive Plan has no set termination date, however it may be terminated by the Board at any time.

New Plan Benefits

    Because benefits under the 2001 Equity Incentive Plan will depend on the Administrator's actions and the fair market value of Common Stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the 2001 Equity Incentive Plan is approved by the shareholders, except as follows:

2001 Equity Incentive Plan

Name and Position	Dollar Value (1)($)	Number of Units
Ronald E. Ragland	0	0
Chairman and Chief Executive Officer
Errol Ekaireb	0	0
President and Chief Operating Officer
Jack A. Giles	0	0
Executive Vice President
Jon E. Opalski	0	0
Executive Vice President
Nicholas J.S. Randall	0	0
Executive Vice President
Executive Group	$2,192,000	200,000
Non-Executive Group	0	0

(1)
Calculated on the basis of the closing price of REMEC's Common Stock on the Nasdaq National Market on April 30, 2001 ($10.96 per share).

Federal Income Tax Consequences

    Incentive Stock Options.  An awardee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or on its exercise, although the difference between the exercise price and the market value on exercise may subject the optionee to the alternative minimum tax. On a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are generally taxed at a lower rate than ordinary income. Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. If the above holding periods are not satisfied, the awardee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, REMEC is entitled to a deduction in the same amount as and at the time the awardee recognizes ordinary income.

    Non-statutory Stock Options.  An awardee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. On exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of REMEC is subject to tax withholding by REMEC. On a disposition of such shares by the awardee, any difference between the sale price and the awardee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. Unless limited by Section 162(m) of the Code, REMEC is entitled to a deduction in the same amount as and at the time the awardee recognizes ordinary income.

    Stock Awards.  A stock award that requires the awardee to pay a substantial amount for the stock will generally be taxed in the same manner a non-statutory stock option. However, if sock is awarded or purchased that is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code (for example, an award that will be forfeited if the service provider ceases to provide services to REMEC), the service provider will not recognize ordinary income at the time of award. Instead, the service provider will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The service provider's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

    A service provider who is receiving or purchasing stock subject to a substantial right of forfeiture may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by a service provider who is an employee will be subject to tax withholding by REMEC. Unless limited by Section 162(m) of the Code, REMEC is entitled to a deduction in the same amount as and at the time the service provider recognizes ordinary income.

    General.  The foregoing is only a summary of the effect of federal income taxation on optionees and REMEC with respect to the grant and/or exercise of Awards under the 2001 Equity Incentive Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's or consultant's death or the income tax laws of any municipality, state or foreign country in which the employee's or consultant's income or gain may be taxable.

Incorporation By Reference

    The foregoing is only a summary of the 2001 Equity Incentive Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix F.

Amendment And Termination Of The 2001 Equity Incentive Plan

    The Board may amend, alter, suspend or terminate the 2001 Equity Incentive Plan at any time and for any reason.

SHAREHOLDER PROPOSALS

    Proposals of shareholders of REMEC which are intended to be presented at REMEC's 2002 annual meeting of shareholders and included in REMEC's proxy soliciting material must be received by the Secretary of REMEC, in accordance with rules of the Securities and Exchange Commission, no later than January 9, 2002.

    Proposals of shareholders of REMEC which are intended to be presented at REMEC's 2002 annual meeting of shareholders, but are not intended to be included in REMEC's proxy soliciting material, must be received by the Secretary of the REMEC no later than March 26, 2002 in the event that the shareholders do not approve Proposal 3, or February 12, 2002 in the event that the shareholders approve Proposal 3.

2001 ANNUAL REPORTS

    REMEC's 2001 Annual Report, including audited financial statements for the fiscal years ending January 31, 1999, 2000 and 2001, are being forwarded to each person who is a shareholder of record as of April 20, 2001, together with this proxy statement.

    A copy of REMEC's 2001 Annual Report on Form 10-K is available without charge to those shareholders who would like more detailed information concerning REMEC. If you desire a copy of that document, please send a written request to Investor Relations, REMEC, Inc., 9404 Chesapeake Drive, San Diego, California 92123 (telephone: 858-560-1301).

OTHER MATTERS

    REMEC knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

                      THE BOARD OF DIRECTORS

San Diego, California
April 20, 2001

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

Appendix A

Proposed Amendment To Bylaws of REMEC, Inc.

AMENDMENT NO. FIVE TO BYLAWS
OF
REMEC, INC.
A CALIFORNIA CORPORATION

I, Donald J. Wilkins, certify that:

  1.
  I am the duly elected and acting Secretary of REMEC, Inc., a California corporation.

  2.
  The Bylaws of REMEC, Inc. shall be amended by deleting Article 11, Section 2, and substituting the following therefore:

      "The authorized number of directors of the corporation shall be not less than six (6) nor more than nine (9). The exact number of directors shall be set within these limits specified above and may be changed from time to time by the Board. The maximum or minimum number of directors cannot be changed, except by a duly adopted amended to the bylaws approved by the majority of the outstanding shares entitled to vote. An amendment that would reduce the minimum number of directors to less than five (5) cannot be adopted if the votes cast against its adoption at a shareholders meeting or the shares not consenting to an action by written consent are equal to more than 16 2/3 percent of the outstanding shares entitled to vote."

  3.
  The foregoing amendment has been approved by the shareholders of REMEC, Inc.

    Dated: June 11, 2001

Donald J. Wilkins, Secretary

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Appendix B

Charter of the Audit Committee of the Board of Directors

I.  Audit Committee Purpose

  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.

II.  Audit Committee Organization

  The Audit Committee shall be comprised of three or more independent non-employee directors; Members will be appointed annually by the Board, which will also designate the Chairman of the Committee. All members of the Committee shall have a basic understanding of finance and accounting and shall be able to read and understand financial statements, and one member shall have accounting or related financial management expertise.

  The Committee shall meet at least three times annually, and may hold such meetings as it deems appropriate. The Chief Financial Officer shall prepare an agenda in advance of each meeting and have it approved by the Chairman.

  At each regular meeting the Committee shall meet as a group and then separately, with the Independent Accountants, the Chief Financial Officer and the Senior Internal Auditor to discuss current matters relevant to the charter of the Committee.

III. Audit Committee Responsibilities and Duties

  A.
  Review Procedures

    The Committee responsibilities shall be to oversee and review the Company's reporting and accounting practices and to consult with the Company's independent accountants, internal auditors and management with respect thereto. In particular the Committee shall:

    1.
    Review the Company's annual financial statements and the results of the annual audit prior to filing or distribution. This review should include discussing with management and the independent accountants' significant issues or changes regarding accounting principles, practices, and judgments and the independent accountants' evaluation of the quality of the Company's accounting principles.

    2.
    Review the adequacy and effectiveness of the Company's system of internal accounting controls, and consult with the independent accountants regarding their evaluation of weaknesses in such controls and recommendations for improvements and the status of prior recommendations and any management letters issued by them. Discuss significant financial risks and the steps management has taken to monitor, control and report each exposure.

    3.
    Review, or designate the Chairman of the Committee to review, with financial management and the independent accountants the Company's quarterly financial results prior to the filing of the quarterly financial statements, any significant matters identified as a result of the independent accountants interim procedures and any item required to be communicated by them in accordance with SAS 61.

    4.
    Review the independent accountants' audit plan and engagement letter. Discuss the scope, procedures and timing of the audit, reliance upon management, and internal audit. Review the scope of any other services to be performed by the independent accountants.

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    5.
    Review the independence and performance of the independent accountants, ensure that the independent accountants submit at least annually to the Committee a formal written statement delineating all relationships between the independent accountants and the Company and discuss with the independent accountants all relationships they have with the Company that could impair their independence.

    6.
    Approve the fees and other significant compensation to be paid to the independent accountants.

    7.
    Recommend to the Board the retention or replacement of the independent accountants, which firm shall be ultimately accountable to the Board of Directors through the Committee.

    8.
    Review the list of reports prepared by the internal audit department. Discuss significant findings, management response and follow-up.

    9.
    Review the appointment, performance and replacement of the senior internal audit executive. Review the budget, plan, changes in plan, activities, and qualifications of the internal audit department.

    10.
    Review with the Company's counsel and management material legal matters, including legal proceedings, compliance with laws and regulations, inquiries received from regulators and government agencies, other material contingent liabilities, as well as review a summary of directors and officers related party transactions and potential conflicts of interest.

    11.
    Review with the Company's counsel the Company's code of ethical conduct and its enforcement by management.

    12.
    Review periodically the adequacy and succession planning of the Company's accounting and financial personnel.

    13.
    Review and consider any other matter relative to the audit of the Company's accounts and preparation of its financial statements and reports that the Committee, in its discretion, deems appropriate.

    14.
    Review the adequacy of this charter on an annual basis. Submit the Charter to the Board of Directors for approval and publish it in accordance with SEC regulations.

  B.
  Other

  1.
  The Committee may rely on the findings and opinions of the independent accountants with respect of the above and any other matters relating to the preparation, completeness and accuracy of the financial statements.

  2.
  The independent accountants, the Chief Financial Officer, the Company's counsel, and the Senior Internal Auditor shall have free access to the Audit Committee or its Chairman without first requiring the approval of any other officer of the Company.

  3.
  The Committee shall have a clear understanding with management and with the independent accountants that the independent accountants are ultimately accountable to the Audit committee and to the Board.

  4.
  In the discharge of its oversight responsibilities the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain counsel and other experts for this purpose.

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Appendix C

Proposed Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER
OF
REMEC, INC.
(A CALIFORNIA CORPORATION)
AND
REMEC INTERNATIONAL, INC.
(A DELAWARE CORPORATION)

    THIS AGREEMENT AND PLAN OF MERGER, dated as of            , 2001 (this "Agreement") is between REMEC, Inc., a California corporation ("REMEC-California"), and REMEC International, Inc., a Delaware corporation ("REMEC-Delaware"). REMEC-California and REMEC-Delaware are sometimes referred to herein as the "Constituent Corporations."

R E C I T A L S:

    A.  REMEC-California is a corporation duly organized, validly existing and in good standing under the laws of the State of California and, on the date of this Agreement, has authority to issue 145,000,000 shares, consisting of 140,000,000 shares of Common Stock, $0.01 par value, and 5,000,000 shares of Preferred Stock, $0.01 par value. As of            , 2001,       shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

    B.  REMEC-Delaware is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, on the date of this Agreement, has authority to issue 145,000,000 shares, consisting of 140,000,000 shares of Common Stock, $0.01 par value, and 5,000,000 shares of Preferred Stock, $0.01 par value. As of the date hereof, and before giving effect to the transactions contemplated hereby, 1,000 shares of Common Stock were issued and outstanding, all of which are held by REMEC-California.

    C.  The Board of Directors of REMEC-California has determined that, for the purpose of effecting the reincorporation of REMEC-California in the State of Delaware, it is advisable and in the best interests of REMEC-California that REMEC-California merge with and into REMEC-Delaware upon the terms and conditions of this Agreement.

    D.  The respective Boards of Directors of REMEC-Delaware and REMEC-California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

    E.  REMEC-Delaware is a wholly-owned subsidiary of REMEC-California.

    NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, REMEC-Delaware and REMEC-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I.  MERGER

    1.1  MERGER.  In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the General Corporation Law of the State of California, REMEC-California shall be merged with and into REMEC-Delaware (the "Merger"), the separate existence of REMEC-California shall cease and REMEC-Delaware shall be, and is herein sometimes referred to as, the

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"Surviving Corporation," and the name of the Surviving Corporation shall be REMEC International, Inc., a Delaware corporation.

    1.2  FILING AND EFFECTIVENESS.  The Merger shall not become effective until the following actions shall be completed:

      (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of REMEC-California and the sole stockholder of REMEC-Delaware in accordance with the requirements of the Delaware General Corporation Law and the General Corporation Law of the State of California;

      (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

      (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

      (d) An executed counterpart of this Agreement, a Certificate of Merger or any other document filed with the Secretary of State of the State of Delaware pursuant to section (c) above, shall have been filed with the Secretary of State of the State of California.

    The date and time when the Merger shall become effective as aforesaid, is herein called the "Effective Date of the Merger."

    1.3  EFFECT OF THE MERGER.  Upon the Effective Date of the Merger, the separate existence of REMEC-California shall cease and REMEC-Delaware, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and REMEC-California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of REMEC-California in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware, (iv) shall continue to be subject to all of the debts, liabilities and obligations of REMEC-Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of REMEC-California in the same manner as if REMEC-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of the State of Delaware and the General Corporation Law of the State of California.

II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

    2.1  CERTIFICATE OF INCORPORATION.  The Certificate of Incorporation of REMEC-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.2  BYLAWS.  The Bylaws of REMEC-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.3  DIRECTORS AND OFFICERS.  The directors and officers of REMEC-California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

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III.  MANNER OF CONVERSION OF STOCK

    3.1  REMEC-CALIFORNIA COMMON STOCK.  Upon the Effective Date of the Merger, each share of REMEC-California Common Stock, $0.01 par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, $0.01 par value, of the Surviving Corporation.

    3.2 REMEC-CALIFORNIA OPTIONS, STOCK PURCHASE RIGHTS AND CONVERTIBLE SECURITIES.

      (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of REMEC-California. Each outstanding and unexercised option, other right to purchase or security convertible into REMEC-California Common Stock or REMEC-California Preferred Stock shall become an option, right to purchase or a security convertible into the Surviving Corporation's Common Stock or the Surviving Corporation's Preferred Stock, as the case may be, on the basis of one (1) share of the Surviving Corporation's Common Stock or the Surviving Corporation's Preferred Stock for each share of REMEC-California Common Stock or REMEC-California Preferred Stock, as the case may be, issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such REMEC-California option, stock purchase right or convertible security at the Effective Date of the Merger.

      (b) A number of shares of the Surviving Corporation's Common Stock and the Surviving Corporation's Preferred Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of REMEC-California Common Stock and REMEC-California Preferred Stock, as the case may be, so reserved immediately prior to the Effective Date of the Merger.

    3.3  REMEC-DELAWARE COMMON STOCK.  Upon the Effective Date of the Merger, each share of Common Stock, $0.01 par value, of REMEC-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by REMEC-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

    3.4  EXCHANGE OF CERTIFICATES.  After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of REMEC-California Common Stock and REMEC-California Preferred Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to such holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock or Preferred Stock, as the case may be, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of REMEC-California Common Stock or REMEC-California Preferred Stock, as the case may be, shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock or Preferred Stock, as the case may be, into which shares of REMEC-California Common Stock and REMEC-California Preferred Stock were converted in the Merger.

    The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends

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and other distributions upon the shares of Common Stock and Preferred Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

    Each certificate representing Common Stock and Preferred Stock of the Surviving Corporation so issued in the Merger shall bear the same legends,if any, with respect to the restrictions on transferability as the certificates of REMEC-California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

    If any certificate for shares of REMEC-Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of REMEC-Delaware that such tax has been paid or is not payable.

IV.  GENERAL

    4.1  COVENANTS OF REMEC-Delaware.  REMEC-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

      (a) qualify to do business as a foreign corporation in the State of California;

      (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by REMEC-Delaware of all of the franchise tax liabilities of REMEC-California; and

      (c) take such other actions as may be required by the General Corporation Law of the State of California.

    4.2  FURTHER ASSURANCES.  REMEC-California agrees that if, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances are necessary or desirable to vest, perfect or confirm in the Surviving Corporation title to any property or rights of REMEC-California, the Surviving Corporation and its officers and directors may execute and deliver all such deeds, assignments and assurances and do all other things necessary or desirable to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement, in the name of REMEC-California or otherwise.

    4.3  ABANDONMENT.  At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either REMEC-California or REMEC-Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of REMEC-California or by the sole stockholder of REMEC-Delaware, or both.

    4.4  AMENDMENT.  The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholder or shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger or (3) alter or change any of the terms and

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conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

    4.5  REGISTERED OFFICE.  The registered office of the Surviving Corporation in the State of Delaware is 2711 Centerville Road, Ste. 400, Wilmington, Delaware 19808 and the name of its registered agent at such address is Corporation Service Company. The registered office of REMEC-California in the State of California is 9404 Chesapeake Drive, San Diego, California 92123, and the name of its registered agent at such address is Donald J. Wilkins.

    4.6  AGREEMENT.  Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 9404 Chesapeake Drive, San Diego, California 92123, and copies thereof will be furnished to any stockholder or shareholder of either Constituent Corporation, upon request and without cost.

    4.7  GOVERNING LAW.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the General Corporation Law of the State of California.

    4.8  COUNTERPARTS.  In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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    IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Boards of Directors of REMEC, Inc., a California corporation, and REMEC International, Inc., a Delaware corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

REMEC, Inc. a California corporation
By: Ronald E. Ragland Chairman and Chief Executive Officer
ATTEST:
Donald J. Wilkins Secretary
REMEC International, Inc. a Delaware corporation
By: Ronald E. Ragland Chairman and Chief Executive Officer
ATTEST:
Donald J. Wilkins Secretary

SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER

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Appendix D

Proposed Certificate of Incorporation for REMEC—Delaware

CERTIFICATE OF INCORPORATION
OF
REMEC INTERNATIONAL, INC.

FIRST.  The name of the corporation is REMEC International, Inc.

SECOND.  The address of the registered office of the corporation in the State of Delaware is 2711 Centerville Road, Ste. 400, Wilmington, Delaware 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

THIRD.  The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH.  The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 145,000,000 shares, comprised of 140,000,000 shares of Common Stock with a par value of $0.01 per share (the "Common Stock") and 5,000,000 shares of Preferred Stock with a par value of $0.01 per share (the "Preferred Stock").

    A description of the respective classes of stock and a statement of the designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

  A.
  PREFERRED STOCK.

    The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the board of directors may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as may be expressly provided in this Certificate of Incorporation, including any certificate of designations for a series of Preferred Stock, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

    The board of directors is expressly authorized, subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of all or any shares of the Preferred Stock, in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the board of directors to create such series, and a certificate of designations setting forth a copy of said resolution or resolutions shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the board of directors with respect to each such series shall include without limitation of the foregoing the right to specify the number of shares of each such series and to authorize an increase or decrease in such number of shares and the right to provide that the shares of each such series may be: (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock of the corporation at such price or prices or at such rates of exchange

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and with such adjustments, if any; (v) entitled to the benefit of such limitations, if any, on the issuance of additional shares of such series or shares of any other series of Preferred Stock; or (vi) entitled to such other preferences, powers, qualifications, rights and privileges, all as the board of directors may deem advisable and as are not inconsistent with law and the provisions of this Certificate of Incorporation. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of such holder is required pursuant to the terms of any Preferred Stock designation.

  B.
  COMMON STOCK.

    A.  Relative Rights of Preferred Stock and Common Stock.  All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

    B.  Voting Rights.  Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock).

    C.  Cumulative Voting.  Holders of stock of any class or series of the corporation shall not be entitled to cumulate their votes for the election of directors or any other matter submitted to a vote of the stockholders, unless such cumulative voting is required pursuant to Sections 2115 or 301.5 of the California General Corporation Law, in which event each such holder shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to such holder's shares of stock multiplied by the number of directors to be elected by such holder, and the holder may cast all of such votes for a single director or may distribute them among the number of directors to be voted for, or for any two or more of them as such holder may see fit, so long as the name of the candidate for director shall have been placed in nomination prior to the voting and the stockholder, or any other holder of the same class or series of stock, has given notice at the meeting prior to the voting of the intention to cumulate votes.

    D.  Dividends.  Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the board of directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

    E.  Dissolution, Liquidation or Winding Up.  In the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, including any certificate of designations for a series of Preferred Stock, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

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FIFTH.  The corporation is to have perpetual existence.

SIXTH.  In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

    A.  The board of directors of the corporation is expressly authorized:

       (i) To make, alter or repeal the Bylaws of the corporation.

      (ii) To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

      (iii) To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

      (iv) By a majority of the Whole Board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member of any committee. The Bylaws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the Bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of the State of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), adopting an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of the State of Delaware, recommending to the stockholders the sale, lease or exchange, of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation; and, unless the resolution or Bylaws expressly so provided, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware.

      (v) When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property, including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

    B.  Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

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    C.  The books of the corporation may be kept at such place within or without the State of Delaware as the Bylaws of the corporation may provide or as may be designated from time to time by the board of directors of the corporation.

    D.  Special meetings of stockholders of the corporation may be called only by the board of directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

SEVENTH.  Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or classes of creditors, and/or of the stockholders or classes of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

EIGHTH.  A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

    Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of repeal or modification.

NINTH.  To the fullest extent permitted by applicable law, the corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits the corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

    Any repeal or modification of any of the foregoing provisions of this Article NINTH shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

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    The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against, any expense, liability or loss reasonably incurred or suffered by such person in connection with his or her service as a director, officer, employee or agent of such entity, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

TENTH.  The corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

ELEVENTH.  No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. Special meetings of the stockholders of this corporation may be called only by the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the Board of Directors.

TWELFTH.  The name and address of the incorporator are as follows:

                      Donald J. Wilkins
                      9404 Chesapeake Drive
                      San Diego, California 92123

    I, Donald J. Wilkins, being the sole incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein are true, and accordingly have hereunto set my hand this   day of             , 2001.

Donald J. Wilkins Incorporator

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Appendix E

Proposed Bylaws for REMEC—Delaware
REMEC INTERNATIONAL, INC.
BYLAWS

ARTICLE I.

STOCKHOLDERS

Section 1.  Annual Meeting.

    (1) An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix.

    (2) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this bylaw, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this bylaw.

    (3) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (2) of this bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made; and provided further that if no annual meeting was held in the previous year, notice by the stockholder to be timely must be so received a reasonable time before the Corporation's notice of annual meeting is mailed or sent to stockholders. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

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    (4) Notwithstanding anything in the second sentence of paragraph (3) of this bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

    (5) Only such persons who are nominated in accordance with the procedures set forth in these bylaws shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these bylaws. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in these bylaws. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in these bylaws and, if any proposed nomination or business is not in compliance with these bylaws, to declare that such defective proposed business or nomination shall be disregarded.

    (6) For purposes of these bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

    (7) Notwithstanding the foregoing provisions of this bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this bylaw. Nothing in this bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a 8 under the Exchange Act.

Section 2.  Special Meetings: Notice.

    Special meetings of the stockholders, other than those required by statute, may be called at any time by the Board of Directors pursuant to a resolution approved by a majority of the whole Board of Directors. Notice of every special meeting, stating the time, place and purpose, shall be given by mailing, postage prepaid, at least 10 but not more than 60 days before each such meeting, a copy of such notice addressed to each stockholder of the Corporation at his post office address as recorded on the books of the Corporation. The Board of Directors may postpone or reschedule any previously scheduled special meeting. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting.

Section 3.  Notice of Meetings.

    Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

    Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the

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transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

    When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4.  Quorum.

    At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

    If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, date, or time.

Section 5.  Organization.

    Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the Chief Executive Officer of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

Section 6.  Conduct of Business.

    The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 7.  Proxies and Voting.

    At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

    All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefore by a stockholder entitled to vote or by his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each

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of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting.

    The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

    All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

Section 8.  Stock List.

    A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

    The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 9.  Waiver of Notice.

    Whenever notice is required to be given under any provision of the Delaware General Corporation Law or of the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

ARTICLE II.

BOARD OF DIRECTORS

Section 1.  Number, Election and Term of Directors.

    Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which such director was elected and such director's successor is elected and qualified or until such director's earlier resignation

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or removal. At each annual meeting of the stockholders, commencing with the first annual meeting, (i) directors shall be elected to hold office until the next annual meeting, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

Section 2.  Newly Created Directorships and Vacancies.

    Subject to applicable law and to the rights of the holders of any series of preferred stock with respect to such series of preferred stock, and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

Section 3.  Regular Meetings.

    Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 4.  Special Meetings.

    Special meetings of the Board of Directors may be called by the Chairman of Board, the President or by two or more directors then in office and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not less than five days before the meeting or by telephone or by telegraphing or telexing or by facsimile transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 5.  Quorum.

    At any meeting of the Board of Directors, a majority of the total number of the whole Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 6.  Participation in Meetings By Conference Telephone.

    Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 7.  Conduct of Business.

    At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may

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be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

Section 8.  Powers.

    The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

    (1) To declare dividends from time to time in accordance with law;

    (2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

    (3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non negotiable, secured or unsecured, and to do all things necessary in connection therewith;

    (4) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

    (5) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

    (6) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

    (7) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and,

    (8) To adopt from time to time regulations, not inconsistent with these bylaws, for the management of the Corporation's business and affairs.

Section 9.  Compensation of Directors.

    Unless otherwise restricted by the certificate of incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at the meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 10.  Waiver of Notice.

    Whenever notice is required to be given under any provision of the Delaware General Corporation Law, the certificate of incorporation, or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

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ARTICLE III.

COMMITTEES

Section 1.  Committees of the Board of Directors.

    The Board of Directors, by a vote of a majority of the whole Board, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 2.  Conduct of Business.

    Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

ARTICLE IV.

OFFICERS

Section 1.  Generally.

    The officers of the corporation shall consist of a President, one or more Vice Presidents, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board.

Section 2.  Chairman of the Board.

    The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to the Chairman of the Board, by the Board of Directors or as may be prescribed by these bylaws. The Chairman of the Board shall also be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 3 below.

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Section 3.  President.

    If there is no Chairman of the Board and no one has been appointed Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation. Subject to the provisions of these bylaws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

Section 4.  Vice President.

    Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

Section 5.  Chief Financial Officer.

    The Chief Financial Officer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Chief Financial Officer shall also perform such other duties as the Board of Directors may from time to time prescribe.

Section 6.  Secretary.

    The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 7.  Delegation of Authority.

    The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 8.  Removal.

    Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

Section 9.  Action with Respect to Securities of Other Corporations.

    Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other Corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other Corporation.

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ARTICLE V.

STOCK

Section 1.  Certificates of Stock.

    Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

Section 2.  Transfers of Stock.

    Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 3.  Record Date.

    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than 60 nor less than 10 days before the date of any meeting of stockholders, nor more than 60 days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 4.  Lost, Stolen or Destroyed Certificates.

    In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5.  Regulations.

    The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

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ARTICLE VI.

NOTICES

Section 1.  Notices.

    Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, recognized overnight delivery service or by sending such notice by facsimile, receipt acknowledged, or by prepaid telegram or mailgram. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails or by telegram or mailgram, shall be the time of the giving of the notice.

Section 2.  Waivers.

    A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.

ARTICLE VII.

MISCELLANEOUS

Section 1.  Facsimile Signatures.

    In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 2.  Corporate Seal.

    The Board of Directors may provide a suitable seal containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 3.  Reliance upon Books, Reports and Records.

    Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 4.  Fiscal Year.

    The fiscal year of the Corporation shall be as fixed by the Board of Directors.

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Section 5.  Time Periods.

    In applying any provision of these bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

ARTICLE VIII.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1.  Right to Indemnification.

    Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this ARTICLE VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2.  Right to Advancement of Expenses.

    The right to indemnification conferred in Section 1 of this ARTICLE VIII shall include the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections 1 and 2 of this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

Section 3.  Right of Indemnitee to Bring Suit.

    If a claim under Section 1 or 2 of this ARTICLE VIII is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at

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any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking,, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this ARTICLE VIII or otherwise shall be on the Corporation.

Section 4.  Non Exclusivity of Rights.

    The rights to indemnification and to the advancement of expenses conferred in this ARTICLE VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 5.  Insurance.

    The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6.  Indemnification of Employees and Agents of the Corporation.

    The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE IX

AMENDMENTS

    These bylaws may be altered, amended or repealed, in whole or in part, or new bylaws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such meeting of stockholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

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CERTIFICATE OF ADOPTION BY INCORPORATOR

    The undersigned person appointed in the Certificate of Incorporation as the Incorporator of REMEC International, Inc., a Delaware corporation, hereby adopts the forgoing bylaws, comprising of thirteen (13) pages, as the bylaws of REMEC, Inc.

    Executed this  th day of June, 2001.

By:

Donald J. Wilkins Incorporator

CERTIFICATE BY SECRETARY OF ADOPTION BY INCORPORATOR

    The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of REMEC International, Inc., a Delaware corporation, and that the forgoing bylaws, comprising of thirteen (13) pages, were adopted as the bylaws of REMEC International, Inc. on            , 2001, by the person appointed in the Certificate of Incorporation as the Incorporator of REMEC International, Inc.

    IN WITNESS WHEREOF, the undersigned has executed this Certificate on the  th day of        2001.

By:

Donald J. Wilkins Secretary

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Appendix F

Proposed 2001 Equity Incentive Plan

REMEC, INC.

2001 EQUITY INCENTIVE PLAN

DATED APRIL 20, 2001

1.  PURPOSES OF THE PLAN

    The purpose of this REMEC, Inc. 2001 Equity Incentive Plan (the "Plan") is to enhance the long-term shareholder value of REMEC, Inc. by offering opportunities to qualified individuals (as provided in the Plan) to participate in the growth in value of the common stock of REMEC, Inc.

2.  DEFINITIONS AND RULES OF INTERPRETATION

    2.1  Definitions.  The following defined terms are used in the Plan:

  (a)
  "Administrator" means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee has delegated authority to administer the Plan.

  (b)
  "Affiliate" means a (i) "parent" or "subsidiary" corporation as defined in Section 424 of the Code or (ii) that the Board or Committee has designated as participating in the Plan.

  (c)
  "Applicable Laws" means the requirements relating to the issuance of stock or the administration of stock option or stock award plans under U.S. federal and state laws, any stock exchange or quotation system on which the shares are listed or quoted, and the applicable laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan or to which an Awardee, the Company or an Affiliate is subject.

  (d)
  "Approved Leave" means an approved personal or medical leave of absence with an employment guarantee (by statute or contract) upon return.

  (e)
  "Award" means a Stock Award, SAR, Cash Award, or Option granted in accordance with the terms of the Plan.

  (f)
  "Award Agreement" means the document evidencing the grant of an Award to a Participant.

  (g)
  "Awardee" means the holder of an outstanding Award.

  (h)
  "Board" means the board of directors of the Company.

  (i)
  "Cash Award" means the right to receive cash as described in Section 8.3.

  (j)
  "Cashless Exercise" has the meaning given in Section 6.6.

  (k)
  "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

  (l)
  "Committee" means the compensation committee of the Board, or, if so determined by the Board, some other committee of Directors appointed in accordance with Section 4.

  (m)
  "Company" means REMEC, Inc.

  (n)
  "Consultant" means any person, entity, or employee of an entity, engaged to render services to the Company or an Affiliate.

  (o)
  "Covered Executive Employees" means Participants who are "covered employees" under Section 162(m) of the Code.

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  (p)
  "Director" means a member of the Board of Directors of the Company or an Affiliate.

  (q)
  "Employee" means a regular employee of the Company or any Affiliate, including an Officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate for the relevant period, but shall exclude individuals who are classified by the Company or an Affiliate as (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee in the case of transfers between locations of the Company or between the Company and an Affiliate, or any successor to the Company that assumes the Awards granted hereunder pursuant to Section 10.2. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to make the Director an Employee of the Company.

  (r)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (s)
  "Expiration Date" means the latest date on which an Award may be exercised under the Award Agreement and the Plan.

  (t)
  "Fair Market Value" means the value of Shares as determined under Section 16.2.

  (u)
  "Grant Date" means the date the Administrator approves the grant of an Award under the Plan, except that, with respect to grants to become effective on a future date or the satisfaction of a condition, the Grant Date is the future date or the date the condition is satisfied.

  (v)
  "Incentive Stock Option" or "ISO" means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option. The designation of an Option as an ISO by the Administrator or in the Award Agreement is not a warranty or representation that it will be treated as an incentive stock option under Section 422 of the Code.

  (w)
  "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

  (x)
  "Objectively Determinable Performance Condition" shall mean a performance condition (i) that is established at the time an Award is granted, (ii) that is established no later than the earlier of (x) 90 days after the beginning of the period of service to which it relates, or (y) before the elapse of 25% of the period of service to which it relates, (iii) that is uncertain of achievement at the time it is established, and (iv) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an individual business unit.

  (y)
  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (z)
  "Option" means a right to purchase Shares of the Company, as described in Sections 6 and 7.

  (aa)
  "Option Price" means the price payable under an Option for Shares.

  (bb)
  "Optionee" means a person to whom an Option has been granted.

  (cc)
  "Participant" means an individual eligible to receive an Award under Section 5.

  (dd)
  "Plan" means this 2001 Equity Incentive Plan of REMEC, Inc.

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  (ee)
  "Reverse Vesting" means the right of an Optionee to exercise an Option before it has vested, receiving in exchange Shares that are subject to a right of repurchase by the Company at the Option Price for the remainder of the vesting period.

  (ff)
  "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time.

  (gg)
  "Shares" means shares of the common stock of the Company or other securities substituted for the common stock under Sections 3.3 or 10.2.

  (hh)
  "Stock Appreciation Right" or "SAR" means a right to receive cash based on a change in the Fair Market Value of the common stock of the Company, as described in Section 8.1.

  (ii)
  "Stock Award" means a right to receive Shares, as described in Section 8.2

  (jj)
  "Termination" means, with respect to a Participant, that the Participant has ceased to be, for any reason, employed by, or consulting to, the Company, or an Affiliate; provided, that for purposes of this definition, if so determined by the Administrator, "Termination" shall not include a change in status from an Employee to a Consultant.

  (kk)
  "vest" means, with respect to an Option, that the Option has become exercisable by reason of an Awardee's continued employment or consultancy as provided in the Award Agreement, or by reason of restrictions on exercise having been removed automatically or by action of the Administrator. With respect to a Stock Award, Cash Award, or SAR, "vest" means such Award shall have become exercisable by or payable to the Awardee, as provided in the Award Agreement or by reason of restrictions on exercise having been removed automatically or by action of the Administrator.

    2.2  Rules of Interpretation.  References to "Sections," without more, are to sections of this Plan. Captions and titles are for convenience only and shall not be determinative in the interpretation of the Plan. Except when otherwise indicated by the context the singular includes the plural and vice versa. "Or" is not intended to be exclusive unless the context clearly requires otherwise.

3.  STOCK SUBJECT TO THE PLAN

    3.1  Number of Shares.  Subject to adjustment as provided in Section 3.3, the maximum aggregate number of Shares that may be issued under the Plan is 3,250,000.

    3.2  Shares May Be Unissued or Re-Acquired.  The Shares may be authorized, but unissued, or reacquired securities of the Company. If an Option or Stock Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject to the Award shall become available for future Awards under the Plan. Shares actually issued under the Plan shall not be available for future Awards even if repurchased by the Company. For purposes of computing the number of Shares available under the Plan, exercise of a Stock Appreciation Right shall be treated as an issuance of the number of Shares equivalent to the shares of common stock as to which the Award has been exercised.

    3.3  Adjustments for Changes to Capital Structure.  In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, spin-off or similar change to the capital structure of the Company, appropriate adjustments shall be made to (a) the number and class of securities subject to the Plan, (b) the number and class of securities that may be awarded to any individual under the Plan, and (c) the exercise price and number and class of securities under each outstanding Award. Any such adjustments shall be made by the Board in its absolute discretion, and the decision of the Board shall be final, binding and conclusive. Any shares of stock issuable as a result of any such adjustment shall be rounded to the next lower whole share; no fractional shares of stock shall be issued. Except as expressly provided herein, no issuance by the Company of shares of stock of

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any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason of such issuance or the conversion of such securities shall be made with respect to, the number or price of Shares subject to an Award.

    3.4  Term of the Plan

    (a) The Plan shall be effective on the date it has been approved by the Board; provided that no Award may be exercised unless and until the Plan has been approved (i) at a duly held shareholders' meeting by the affirmative vote of the holders of a majority of the voting power of the shares of the Company entitled to vote and represented at the meeting in person or by proxy, or (ii) by an action by written consent of the holders of a majority of the voting power of the shares of the Company entitled to vote.

    (b) The Plan has no set termination date; however, it may be terminated as provided in Section 13, and no Incentive Stock Option may be granted after the time described in Section 7.

4.  ADMINISTRATION

    4.1  General.  The Board shall have ultimate responsibility for administering the Plan. The Board may delegate some of its responsibilities to a Committee of two or more Board members. The Board or the Committee may further delegate to an Administrator. Where the Plan specifies that an action is to be taken or a determination is to be made by the Board, it may be taken or made only by the Board. Where the Plan references the "Committee" or "Administrator," the action may be taken or a determination made by the Board, the Committee, or other Administrator, except that only the Board or the Committee may approve grants to Covered Executive Employees, and an Administrator other than the Board or the Committee may grant Awards only within guidelines established by the Board or the Committee.

    4.2  Public Company.  So long as the Company has outstanding a class of equity securities registered under Section 12 of the Exchange Act, the Committee shall consist of Board members who are "Non-Employee Directors" as defined in Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code.

    4.2  Authority of Administrator.  Subject to the other provisions of this Plan, the Administrator shall have the authority, in its sole discretion:

  (a)
  to grant Awards;

  (b)
  to determine the Fair Market Value of the Common Stock subject to Awards;

  (c)
  to determine the exercise price of Options granted;

  (d)
  to determine the Awardees;

  (e)
  to determine the time or times at which to grant an Award;

  (f)
  to determine the number of shares subject to each Award

  (g)
  to determine the terms and provisions of each Award granted (which need not be identical), including but not limited to, the time or times at which Awards can be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Non-Qualified Stock Option or an ISO;

  (h)
  to prescribe, amend, and rescind rules and regulations relating to this Plan, including rules and regulations relating to sub-plans and Plan addenda;

  (i)
  to interpret the Plan;

  (j)
  to modify or amend any Award (with the consent of the Awardee);

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  (k)
  to defer (with the consent of the Awardee) or to accelerate the vesting of any Award or class of Awards;

  (l)
  to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Award;

  (m)
  to determine the form of Award Agreement and other documents used in the administration of the Plan, and whether such documents may be in electronic form;

  (n)
  to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (i) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements, (ii) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice, including with respect to taxes;

  (o)
  to authorize conversion or substitution under the Plan of any or all outstanding stock options held by optionees of an entity acquired by the Company (the "Conversion Options"). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Options may be Non-Qualified Stock Options or Incentive Stock Options, as determined by the Administrator. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Options shall have the same terms and conditions as Options generally granted by the Company under the Plan;

  (p)
  to allow Awardees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Awardee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

  (q)
  to determine the effect of a divestiture of an Affiliate; and

  (r)
  to make all other determinations deemed necessary or advisable for the administration of the Plan.

5.  ELIGIBLE PERSONS AND RESTRICTIONS

    5.1  Eligible Persons.  Awards may be granted to Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of service for the Company or an Affiliate.

    5.2  Section 162(m) Limitations.

    (a)  SARs and Options.  So long as the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Code, no Employee or prospective Employee may be granted one or more Awards of SARs and Options within any fiscal year of the Company with respect to more than one million (1,000,000) Shares (as adjusted pursuant to Section 3.3), and all such Awards must have an exercise price or reference value of not less than Fair Market Value as of the Grant Date. An Award that is cancelled by the Company, whether or not in the same fiscal year in which it was granted, shall continue to be counted against such limit for such year.

    (b)  Cash Awards and Stock Awards.  Any Stock Award or Cash Award intended as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code must be

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contingent on one or more Objectively Determinable Performance Conditions, and the material terms of the Award, including the maximum amount payable or the payment formula, must be approved by the shareholders of the Company before such Award is paid.

6.  TERMS AND CONDITIONS OF OPTIONS

    6.1  General.  The Administrator may grant Options to Participants subject to terms and conditions not inconsistent with the Plan and determined by the Administrator. The specific terms and conditions applicable to the Awardee shall be provided for in the Award Agreement. Options shall vest, in whole or in part, at such times as the Administrator shall specify in the Award Agreement.

    6.2  Price.  No Option may be granted for less than 85% of the Fair Market Value of the Shares on the Grant Date. No Option intended as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code may be granted for less than 100% of the Fair Market Value of the Shares on the Grant Date.

    6.3  Term.  No Option shall be exercisable more than ten years after the Grant Date, or such lesser term as may be fixed by the Administrator in the Award Agreement.

    6.4  Vesting.  Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the Award Agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator and specified in the Award Agreement relating to such Option. If so provided in the Award Agreement, an Option may be exercisable immediately, subject to Reverse Vesting. The Administrator may require that all Shares subject to Reverse Vesting be held in escrow until such repurchase right lapses.

    6.5  Right of Repurchase.  If an Option is subject to Reverse Vesting, the Company shall have the right, beginning at the Termination of the Optionee and continuing for the next three months, to repurchase that number of Shares that the Optionee would not have been able to purchase under the Option if the Option did not permit Reverse Vesting, based on the vesting schedule provided in the Award Agreement. Such right of repurchase shall be at the Option Price. The consideration for such repurchase shall be cash or, if the Shares were originally purchased for purchase money indebtedness, cancellation of such purchase money indebtedness.

    6.6  Form of Consideration.

    (a)  Acceptable Forms of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, acceptable forms of consideration include:

  (i)
  cash;

  (ii)
  check or wire transfer, denominated in U.S. Dollars except with the consent of the Administrator or as specified by the Administrator for foreign employees or foreign sub-plans;

  (iii)
  delivery or designation of other vested Shares which (A) in the case of Shares originally acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of exercise, and (B) have a Fair Market Value on the date of surrender equal to the aggregate Option Price of the Shares for which the previously-owned Shares are to be used as consideration; or

  (iv)
  consideration received by the Company under a "Cashless Exercise" program implemented by the Company and one or more broker-dealers selected by the Company in connection with the Plan, whereby Shares issuable pursuant to an Option are sold on the date of Option exercise to pay some or all of the amounts due under the Plan.

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    (b)  Other Forms of Consideration.  The Administrator may determine other forms of consideration to be acceptable at the Grant Date, which may include:

  (i)
  a full recourse promissory note of the Awardee bearing that rate of interest as is required by the Code and all other Applicable Laws;

  (ii)
  any combination of the foregoing methods of payment; or

  (iii)
  such other consideration and method of payment for the issuance of Shares permitted by Applicable Laws.

7.  INCENTIVE STOCK OPTIONS

    Notwithstanding any other provision of the Plan, the following provisions apply to Incentive Stock Options:

      (a) The term of an Incentive Stock Option shall be no more than ten years.

      (b) No Incentive Stock Option may be granted under the Plan more than ten years following the date the Plan was approved by the Board.

      (c) Regardless of any other provision of this Plan, for any Optionee Incentive Stock Options granted under all incentive stock option plans of the Company and its Affiliates may not vest for more than $100,000 in Fair Market Value of the shares of stock covered by the Options (measured on the Grant Dates(s)) in any calendar year. To the extent that value of such shares exceeds $100,000 in Fair Market Value, the excess shall be considered to be a Non-Qualified Stock Option, with the earliest-granted Options or portions thereof to be treated as Incentive Stock Options and the remainder to be treated as Non-Qualified Stock Options.

      (d) For an Incentive Stock Option to be exercised for any consideration other than one of the acceptable forms of consideration listed in Section 6.6(a), such right must be stated in the Award Agreement.

      (e) Any Incentive Stock Option granted to a Ten Percent Shareholder, as defined in Section 7(f), must have an Expiration Date within five years of the Grant Date.

      (f)  The exercise price of an Incentive Stock Option shall never be less than the Fair Market Value of the shares covered by the Option at the Grant Date. The exercise price of an Incentive Stock Option granted to a Ten Percent Shareholder shall never be less than 110% of the Fair Market Value of the shares of stock covered by the option at the Grant Date. A "Ten Percent Shareholder" is any person who owns, directly or by attribution under Section 424(d) of the Code, an amount of stock greater than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate.

      (g) Incentive Stock Options may be granted only to Employees.

      (h) No rights under an Incentive Stock Option may be transferred, other than by will or the laws of descent and distribution. During the life of the Optionee, an Incentive Stock Option may be exercised only by the Optionee.

      (i)  Any Incentive Stock Option that is not exercised within three months following the Termination of the Optionee for any reason other than death or total and permanent disability, or within one year of the total and permanent disability of the Optionee, shall be treated as a Non-Qualified Stock Option; provided, however, that in the case of an Optionee who dies within three months following Termination this subsection shall not apply.

      (j)  Any Incentive Stock Option that is not exercised within 90 days after the beginning of a leave of absence other than an Approved Leave shall be treated as a Non-Qualified Stock Option;

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  provided, however, that in the case of an Optionee who dies within three months following the start of the leave of absence this subsection shall not apply.

      (k) No Option granted to an Employee of an Affiliate within the meaning of clause (ii), but not clause (i), of the definition of Affiliate may be an Incentive Stock Option.

8.  STOCK APPRECIATION RIGHTS, RESTRICTED STOCK, CASH AWARDS

    8.1  SARs.

    (a)  General.  The Administrator may grant SARs to Participants subject to terms and conditions not inconsistent with the Plan and determined by the Administrator. The specific terms and conditions applicable to the Awardee shall be provided for in the Award Agreement. SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Award Agreement.

    (b)  Exercise.  Upon the exercise of a SAR, in whole or in part, an Awardee shall be entitled to a cash payment in an amount equal to the excess of the Fair Market Value of a fixed number of shares of common stock covered by the exercised portion of the SAR on the date of such exercise, over the Fair Market Value of the common stock covered by the exercised portion of the SAR on the Grant Date; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon the exercise of a SAR. The Company's obligation arising upon the exercise of a SAR will be paid in cash.

    (c)  Method of Exercise.  A SAR shall be deemed to be exercised when notice of such exercise has been given to the Company in accordance with the terms of the SAR by the person entitled to exercise the SAR.

    8.2  Stock Awards.

    (a)  General.  Stock Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The specific terms and conditions applicable to the Awardee shall be provided for in the Award Agreement. The Award Agreement shall state the number of Shares that the Awardee shall be entitled to receive or purchase, the terms and conditions on which the Shares shall vest, the price to be paid, if any, and, if applicable, the time within which the Awardee must accept such offer. The offer shall be accepted by execution of the Award Agreement. The Administrator may require that all Shares subject to a right of repurchase or risk of forfeiture be held in escrow until such repurchase right or risk of forfeiture lapses. The grant or vesting of a Stock Award may be made contingent on achievement of Objectively Determinable Performance Conditions. The Administrator may require as a condition for exercise of a Stock Award, that the Awardee pay up to 50% of the Fair Market Value as of the Grant Date of the Shares underlying the Stock Award, using any form of consideration described in Section 6.6.

    (b)  Forfeiture.  Unless otherwise provided for by the Administrator in the Award Agreement, unvested Shares shall be forfeited upon the Awardee's Termination, except as provided in Sections 9.4 and 10.2. To the extent that the Awardee purchased the Shares, the Company shall have a right to repurchase the unvested Shares at the original price paid by the Awardee, upon Awardee's Termination, except as provided in Sections 9.4 and 10.2.

    8.3  Cash Awards.  Cash Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Administrator determines that it will offer a Cash Award, it shall advise the Awardee, by means of an Award Agreement, of the terms, conditions and restrictions related to the Cash Award.

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9.  EXERCISE OF AWARDS

    9.1  General

    (a)  Procedure for Exercise.  Any Award granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as may be determined by the Administrator and set forth in the respective Award Agreement. Notwithstanding any other provision of this Plan, no Award may be exercised after the term of the Award has expired.

    (b)  Leaves of Absence.  An Award shall continue to vest during a leave of absence. No Award may be exercised during more than 90 days after the beginning of a leave of absence, other than an Approved Leave, as described below; provided, however, that in the case of an Awardee who dies within three months following the start of the leave of absence, the Awardee's vested Awards may be exercised during the period provided in Section 9.4(c). Awards held by an Awardee who has taken an Approved Leave may be exercised within the first three months after the beginning of the leave of absence, upon the Awardee's return to active employment status, or if the Awardee dies within three months following the beginning of the leave of absence, the period specified in Section 9.4(c), in each case to the extent the Awards have vested.

    9.2  Time of Exercise.  An Award shall be deemed exercised when the Company receives: (a) notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Award, (b) in the case of an Award requiring payment of an Option Price, full payment, or provision for payment in a form approved by the Administrator, for the Shares underlying the Award, and (c) in the case of a Non-Qualified Stock Option, or other Award requiring the payment of withholding taxes, payment of all applicable withholding taxes due upon such exercise. An Award may not be exercised for a fraction of a Share.

    9.3  Issuance of Shares.  Shares issued upon exercise of an Award shall be issued in the name of the Awardee or, if requested by the Awardee, in the name of the Awardee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Award, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 3.3 of the Plan.

    9.4  Termination.

    (a)  General.  Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee ceases to be an Employee or Consultant, other than as a result of circumstances described in Sections 9.4(b), (c), (d), and (e) below, the Awardee's vested Awards shall be exercisable for three months following the Awardee's Termination, or if earlier, the expiration of the terms of such Awards. If the Awardee does not exercise an Award within the time set forth above, the Award shall automatically terminate.

    (b)  Retirement.  Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee ceases to be an Employee as a result of the Awardee's retirement due to age, in accordance with the Company's or its Affiliates' retirement policy, the Awardee's vested Awards shall be exercisable for one year following the date of retirement in the case of a Participant other than a Director or an Officer at the level of Senior Vice President or above, and two years for a Director or for an Officer at the level of Senior Vice President or above, or, if earlier, for any Awardee, the expiration of the term of such Award. If the Awardee does not exercise an Award within the time specified herein, the Award shall automatically terminate.

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    (c)  Death or Disability.  Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee dies or becomes totally and permanently disabled while an Employee or Consultant, the Awardee's vested Awards shall be exercisable for one year following the Awardee's death or disability in the case of a Participant other than a Director or an Officer at the level of Senior Vice President or above and two years for a Director or for an Officer at the level of Senior Vice President or above, or if earlier, for any Awardee, the expiration of the term of such Award. The Award may be exercised by the beneficiary designated by the Awardee (as provided in Section 15), the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to exercise the Award under the Awardee's will or the laws of descent and distribution. If an Award is not so exercised within the time specified herein, the Award shall automatically terminate.

    (d)  Termination for "Cause".  If an Awardee ceases to be an Employee or Consultant for "cause," the Administrator may, if the Administrator deems such action appropriate to protect the best interests of the Company, terminate all Awards held by the Awardee as of the time of Termination, and such Awards shall cease to be exercisable as of such time. "Cause" means dishonesty, fraud, misconduct, disclosure of confidential information, conviction of, or a plea of guilty or no contest to, a felony under the laws of the United States or any state thereof, habitual absence from work for reasons other than illness, intentional conduct which causes significant injury to the Company, or habitual abuse of alcohol or a controlled substance, in each case determined by the Administrator, whose determination will be conclusive and binding.

    (e)  Divestiture.  If an Awardee ceases to be an Employee or Consultant because of a divestiture of an Affiliate, the Administrator may, in its sole discretion, make such Awardee's outstanding Awards fully vested and exercisable and provide that such Awards remain exercisable for a period of time to be determined by the Administrator. The determination of whether a divestiture will occur or has occurred shall be made by the Administrator in its sole discretion. If the Awardee does not exercise an Award by the expiration of such time period, the Award shall automatically terminate.

    9.5  Buyout Provisions.  At any time, the Administrator may, but shall not be required to, offer to buy out for a payment in cash or Shares an Award previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Awardee at the time that such offer is made.

10.  DISSOLUTION OR CHANGE IN CONTROL

    10.1  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Awardee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Award to be fully vested and exercisable until ten days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

    10.2  Change in Control.  In the event there is a change of control of the Company, as determined by the Board, the Board may, in its discretion: (a) provide for the assumption or substitution of, or adjustment to, each outstanding Award, (b) accelerate the vesting of Awards and terminate any restrictions on Awards, or (c) provide for the cancellation of Awards for a cash payment to the Awardee.

11.  WITHHOLDING AND TAX REPORTING

    11.1  Tax Withholding.  The Company shall have the right, but not the obligation, to deduct from the Shares issuable upon the exercise of an Award, or to accept from the Awardee the tender of, a

F–10

number of whole Shares having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Award or the Shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Awardee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations arising in connection with the Award or the Shares acquired upon the exercise thereof. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver Shares or to release Shares from an escrow established pursuant to the Award Agreement until the Company's tax withholding obligations have been satisfied by the Awardee.

    11.2  Tax Reporting.  The Awardee of an Incentive Stock Option shall notify the Administrator within ten days of any disposition of the Shares acquired on the exercise of such Option for (a) the longer of two years from the Grant Date or one year from the exercise date of such Option, or (b) such different period as the Administrator may establish, and shall provide such information in connection with such disposition as the Administrator may request.

12.  COMPLIANCE WITH LAW; MODIFICATION OF PLAN MATERIALS

    12.1  Compliance With Law.  The grant of Awards and the issuance of Shares upon exercise of Awards shall be subject to compliance with Applicable Laws, including all applicable requirements of federal, state and foreign law with respect to the offering and sale of securities. Awards may not be exercised if the issuance of Shares upon exercise would constitute a violation of Applicable Laws. In addition, no Award may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Award be in effect with respect to the Shares issuable upon exercise of the Award or (b) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body the authority deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares. As a condition to the exercise of any Award, the Company may require the Awardee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

    12.2  Plan Provisions for Foreign Employees or Companies.  Without derogation from the right of the Administrator to adopt additional special provisions or sub-plans for foreign Awardees or Affiliates, notwithstanding any other provision of this Plan, in the case of a Participant who is a resident of Canada, no payment from the Participant to the Company shall be made by delivery of Shares.

    12.3  Rule 16b-3 Compliance.  Notwithstanding any other provisions of the Plan, Awards granted by the Administrator (other than the Board or the Committee) to an Officer or Director shall be subject to the following additional restrictions:

      (a) Awards granted to such Participant may not be disposed of by the Awardee prior to six months after the Grant Date; and

      (b) Any Shares acquired pursuant to Stock Awards or Options granted to such Participant may not be disposed of prior to six months after the Grant Date for such Awards.

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13.  AMENDMENT OR TERMINATION OF PLAN

    13.1  Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

    13.2  Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

    13.3  Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Awardee and the Administrator, which agreement must be in writing and signed by the Awardee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

14.  RESERVED RIGHTS

    14.1  Nonexclusivity of the Plan.  The adoption of this Plan shall not limit the power of the Company in any way to adopt other incentive arrangements, including, without limitation, the granting of stock options or the granting of stock or rights with respect to stock other than under this Plan.

    14.2  Unfunded Plan.  The Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards of Shares under this Plan, any such accounts will be used merely as a bookkeeping convenience. Except for the holding of restricted stock in escrow pursuant to Section 8.2 or 6.5, the Company shall not be required to segregate any assets which may at any time be represented by Awards, and neither shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Awardee shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

    14.3  No Rights as a Shareholder.  No Option or other Award shall entitle the holder to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the Shares that are the subject of such Award, free of all applicable restrictions.

    14.4  Consulting or Employment Relationship.  This Plan or any Award granted by this Plan shall not interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any Awardee's employment or consulting at any time. This Plan does not confer upon any Recipient any right to continue in the employ of, or consult with, the Company or any of its Affiliates. In addition, this Plan does not interfere in any way with any provision in the Company's charter documents relating to the election, appointment, terms of office, and removal of members of the Board.

15.  BENEFICIARIES

    (a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan.

    (b) Any designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or

F–12

administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award.

16. MISCELLANEOUS

    16.1  Governing Law.  This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state in which the Company is incorporated.

    16.2  Determination of Value.  Fair Market Value shall be determined as follows:

      (a)  Listed Stock.  If the stock of the Company is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for the stock as quoted on the stock exchange or system for the date the value is to be determined (the "Value Date") as reported in the Wall Street Journal or a similar publication. If no sales occurred on the Value Date, then the Company shall use the value for the last preceding business day on which sales occurred. If no sales occurred for one week before the Value Date, the Company shall use the closing bid on the Value Date as the Fair Market Value of the stock. If the stock is listed on multiple exchanges or systems, the stock's value on the largest exchange will be used.

      (b)  Stock Quoted by Securities Dealer.  If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If there are no quoted prices for the Value Date, then the Fair Market Value shall be its value on the last preceding business day on which there were quoted prices.

      (c)  No Established Market for Stock.  In the absence of an established market for the stock, the Administrator will determine the Fair Market Value in good faith. The Administrator will consider the following factors, without limitation, in determining the value of Shares: the recent issue price of other securities of the Company, the Company's net worth, its prospective earning power, its paying capacity regarding dividends, and any other relevant factors, including the management of the Company, its goodwill, the economic outlook of the Company's industry, the Company's position in the industry, and the values of stock of other corporations in the same industry.

    16.3  Notice.  Any written notice to the Company required by any provisions of the Plan shall be addressed to the Secretary of the Company and shall be effective when received.

    16.4  Reservation of Shares.  The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    16.5  Electronic Communications.  Any Award Agreement, notice of exercise of an Option, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic to the extent determined by the Administrator.

    16.6  Nonassignability of Awards.  Except as expressly permitted by the Administrator, no Award granted under this Plan shall be assignable or otherwise transferable by the Awardee except by will, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) or by the laws of descent and distribution. During the life of the Awardee, except as expressly permitted by the Administrator, an Award shall be exercisable only by the Awardee. No Award may be assigned before it has vested.

    16.7  Certificates.  All certificates for Shares delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem advisable under Applicable Laws.

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

REMEC, INC.

    The undersigned hereby appoint(s) Ronald E. Ragland, Errol Ekaireb and Donald J. Wilkins, or any of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote as designated below, and, in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of REMEC, INC. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders to be held on June 11, 2001, and at any adjournments or postponements thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES.

FOLD AND DETACH HERE

		FOR	AGAINST	ABSTAIN
Proposal 1.	APPROVAL OF AMENDMENT TO THE BYLAWS	/ /	/ /	/ /
		FOR All nominees listed (except as indicated below)	WITHHOLD AUTHORITY to vote (as to all nominees)
Proposal 2.	ELECTION OF DIRECTORS.	/ /	/ /
To elect as directors:
Ronald E. Ragland, Thomas A. Corcoran
Mark D. Dankberg, William H. Gibbs
Andre R. Horn and Jeffrey Nash.
To withhold authority to vote for any individual nominee,
write that nominee's name on the line provided below.

		FOR	AGAINST	ABSTAIN
Proposal 3.	APPROVAL OF REINCORPORATION IN DELAWARE	/ /	/ /	/ /
Proposal 4.	APPROVAL OF 2001 EQUITY INCENTIVE PLAN	/ /	/ /	/ /

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND OTHER PROPOSALS LISTED ABOVE. The proxy holders in their discretion may emulate votes for the election of directors. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying proxy statement.

Signature(s)	Dated:	, 2001

Please date and sign exactly as name(s) appear(s) hereon. If shares are held jointly, each holder should sign. Please give full title and capacity in which signing if not signing as an individual.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2001
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE
AMENDMENT TO THE BYLAWS
PROPOSAL TWO ELECTION OF DIRECTORS
Management
Report of the Compensation Committee of the Board
Report of the Audit Committee
PERFORMANCE GRAPH
PROPOSAL THREE APPROVAL OF REINCORPORATION IN DELAWARE
PROPOSAL FOUR APPROVAL OF REMEC'S 2001 EQUITY INCENTIVE PLAN
SHAREHOLDER PROPOSALS
2001 ANNUAL REPORTS
OTHER MATTERS
Appendix A
Appendix B
Appendix C
R E C I T A L S
I. MERGER
II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS
III. MANNER OF CONVERSION OF STOCK
IV. GENERAL
Appendix D
Appendix E
ARTICLE I. STOCKHOLDERS
ARTICLE II. BOARD OF DIRECTORS
ARTICLE III. COMMITTEES
ARTICLE IV. OFFICERS
ARTICLE V. STOCK
ARTICLE VI. NOTICES
ARTICLE VII. MISCELLANEOUS
ARTICLE VIII. INDEMNIFICATION OF DIRECTORS AND OFFICERS
ARTICLE IX AMENDMENTS
CERTIFICATE OF ADOPTION BY INCORPORATOR
CERTIFICATE BY SECRETARY OF ADOPTION BY INCORPORATOR
Appendix F
PROXY